UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Brown-Forman Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

BROWN-FORMAN
DISTILLERS CORPORATION
1978 ANNUAL REPORT
BROWN-FORMAN
DISTILLERS CORPORATION
Annual Report
CHARCOAL MELLOWING
VAT-NO.50
CAP.2872 W.G.
Brown-Forman
Distillers Corporation
1975 Annual Report
1956 Annual Report
Brown-Forman
Distillers Corporation
OLD FORESTER
59 Annual Report

BROWN-FORMAN

Brown-Forman

1870 150 2020

Anniversary

2020 PROXY STATEMENT

& Notice of Annual Meeting of Stockholders

BROWN-FORM

EXCEPTIONAL
SPIRIT
BROWN-FORMAN
DISTILLERS CORPORATION
Annual Report
PROOF
JACK DANIEL'S
150
LONG
TERM
BRAND
FOCUS
OLD FORESTER
1952
BARREL HOUSE
BROWN-FORMAN
DISTILLERS CORPORATION
Annual Report

It began as a promise on a whiskey bottle label. 150 years later, it remains the standard for all our products. It guides our corporate responsibility practices today. “NOTHING BETTER IN THE MARKET”

June 30, 2020

DEAR BROWN-FORMAN STOCKHOLDER:

It is our pleasure to invite you to attend Brown-Forman Corporation’s 2020 Annual Meeting of Stockholders, which will be held on Thursday, July 30, 2020, at 9:30 A.M. (Eastern Daylight Time). Traditionally, our Annual Meeting is held at the Brown-Forman Conference Center in Louisville, Kentucky. However, this year, in light of the public health impact of the COVID-19 outbreak, the Annual Meeting will be held entirely online via video webcast to support the health and well-being of our stockholders, directors, employees, and guests. Please see the Notice of Annual Meeting on the next page for more information about how to attend and participate in this year’s Annual Meeting online. We expect to return to hosting our annual meetings in Louisville, Kentucky, next year.

Your vote is important to us. Please complete and return your proxy card, or vote by telephone or online as soon as possible, even if you plan to attend the Annual Meeting online.

We hope you join us on July 30. On behalf of the Board of Directors, thank you for your continued support.

Very truly yours,

LAWSON E. WHITING,	GEO. GARVIN BROWN IV,
President and Chief Executive Officer	Chairman of the Board of Directors

NOTICE OF ANNUAL

MEETING OF

STOCKHOLDERS

DATE:	Thursday, July 30, 2020

ADMISSION PROCEDURES

We are committed to providing a safe, secure environment for our stockholders, directors, employees, and guests. To that end, the Annual Meeting will be held in virtual meeting format only this year. Although you will not be able to attend the Annual Meeting physically, we hope the online meeting format will allow participation by all stockholders regardless of location.

To be admitted to the Annual Meeting, please visit www.virtualshareholder meeting.com/BFA2020. If you are a Class A stockholder, you will log into the Annual Meeting by entering your unique 16-digit control number found on your proxy card or voting instruction form. If you are a Class B stockholder, you will log into the Annual Meeting as a guest. For more information about how to attend the Annual Meeting online, please see “Attending the Annual Meeting” on page 4. Additionally, you can visit www.virtualshareholdermeeting.com/ BFA2020 or contact Steve Cassin, our Investor Relations Manager, by telephone at (502) 774-7658 or by email at Investor_Relations@b-f.com for more information about attending the Annual Meeting.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 30, 2020:

The Notice of Annual Meeting, Proxy Statement, and Integrated Annual Report, which includes our Annual Report on Form 10-K for fiscal 2020, are available at www.brown-forman.com/investors/annual-report/.

TIME:	9:30 A.M. (Eastern Daylight Time)
LOCATION:	The Annual Meeting will be presented exclusively online at www.virtualshareholdermeeting.com/BFA2020

The Annual Meeting will be held entirely online via video webcast due to the public health impact of the COVID-19 outbreak and to support the health and well-being of our stockholders, directors, employees, and guests. To attend and participate in the Annual Meeting online, please visit www.virtualshareholdermeeting.com/BFA2020. You will be able to watch and hear the proceedings online. Class A stockholders will also be able to vote and submit questions to management during the Annual Meeting.

We are holding this meeting for the following purposes:

•  to elect the thirteen directors named in this Proxy Statement; and

•  to vote, on a nonbinding advisory basis, to approve our executive compensation.

Class A stockholders of record at the close of business on June 15, 2020, are entitled to vote at the meeting, either online at the Annual Meeting or by proxy.

Your vote is very important. Even if you plan to attend the Annual Meeting online, we encourage you to complete, sign, and date the enclosed proxy card and return it in the enclosed envelope, or vote by telephone (1-800-690-6903) or online (www.proxyvote.com) prior to the Annual Meeting so your shares are represented and voted at the meeting even if your plans change and you are unable to attend online. Instructions on telephone and online voting are on the proxy card enclosed with this Proxy Statement.

Louisville, Kentucky

June 30, 2020

By order of the Board of Directors

Matthew E. Hamel, Secretary

TABLE OF

CONTENTS

Letter to Stockholders

Notice of Annual Meeting of Stockholders

2	Proxy Summary

4	Annual Meeting Information

7	Corporate Governance

7	Our Board of Directors

7	Selection of Directors

8	Board Composition

10	Leadership Structure

11	Board Guidelines and Procedures

12	Board Committees

14	Board’s Role in Risk Oversight

14	Best Practices

15	Our Controlling Family Stockholders

16	Environmental, Social, and Governance

18	Proposal 1: Election of Directors

23	Director Compensation

26	Compensation Discussion and Analysis

26	Executive Summary

28	Overview of Our Compensation Program

29	The Role of Our Compensation Committee

30	Target Compensation

31	Awards and Payouts in Fiscal 2020: Fixed and Short-Term Compensation

33	Awards and Payouts in Fiscal 2020: Long-Term Compensation

38	Other Compensation Elements

39	Compensation Policies and Practices

41	Compensation Committee Report

42	Compensation Tables

42	Summary Compensation

44	Grants of Plan-Based Awards

45	Outstanding Equity Awards

47	Option Exercises and Stock Vested

48	Pension Benefits

49	Non-Qualified Deferred Compensation

50	Potential Payments Upon Termination or

Change in Control

53	Proposal 2: Advisory Vote on Executive

Compensation

54	Stock Ownership

57	Pay Ratio Disclosure

58	Audit Matters

61	Other Information

62	Appendix A

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	1

PROXY

SUMMARY

In this section, we highlight certain information about matters discussed in this Proxy Statement. As it is only a summary, we encourage you to read the entire Proxy Statement before voting.

ANNUAL MEETING OF STOCKHOLDERS	PROPOSALS FOR STOCKHOLDER VOTING

DATE: Thursday, July 30, 2020

TIME: 9:30 A.M. (Eastern Daylight Time)

LOCATION: The Annual Meeting will be presented exclusively online at www.virtualshareholdermeeting.com/BFA2020

DATE OF DISTRIBUTION: The Notice of Annual Meeting of Stockholders, Proxy Statement, and proxy card are first being made available or mailed on or about June 30, 2020.

	Proposal	Our Board’s voting recommendation
	Election of thirteen directors DETAILS: Pages 18–22	FOR all nominees
	Advisory vote to approve our executive compensation DETAILS: Page 53	FOR the proposal

PERFORMANCE AND COMPENSATION HIGHLIGHTS

We believe our executive compensation program continues to attract, motivate, reward, and retain a talented and diverse team of executives. These individuals lead our efforts to continually deliver on our corporate ambition so aptly described as “Nothing Better in the Market,” and enable us to deliver superior and sustainable value for our stockholders. The incentive payouts to our executives described in this Proxy Statement reflect our performance—both during the most recent fiscal year and over time.

The following charts compare trends in our performance with respect to total shareholder return (TSR), diluted earnings per share, and underlying operating income growth with trends in the compensation of our President and Chief Executive Officer, Lawson E. Whiting. These three financial metrics are intended to reflect long-term value generated for our stockholders, and the charts show how our compensation strategy aligns with that performance.

OUR PERFORMANCE IN FISCAL 2020:

(1)

Reflects the originally reported growth in “underlying operating income” over the past five fiscal years. “Underlying operating income” is not derived in accordance with U.S. generally accepted accounting principles (GAAP). The “underlying operating income” growth rates for fiscal 2018 were not retrospectively adjusted to reflect the impact of Accounting Standards Update 2017-07 (related to pension), which we adopted effective May 1, 2018, and other reclassified expenses related to certain marketing research and promotional agency costs. The impact of these changes, which had no effect on net income, was not material. The long-term incentive compensation related to fiscal 2018 also was not retrospectively adjusted. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

(2)

Total compensation for the Chief Executive Officer includes base salary, stock-settled stock appreciation rights, non-equity compensation, and all other compensation. Total compensation also includes performance-adjusted restricted stock award values as reported at the end of the applicable three-year performance period. Changes in pension value are excluded. Values shown for fiscal 2018 are for former Chief Executive Officer, Paul C. Varga. Values for fiscal 2019 are for Mr. Varga, with the exception of base salary and all other compensation, which represents amounts paid to both Mr. Varga as well as our current Chief Executive Officer, Lawson E. Whiting.

2	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PROXY SUMMARY | OUR DIRECTOR NOMINEES TO THE BOARD

OUR DIRECTOR NOMINEES TO THE BOARD

Class A stockholders are being asked to vote on the election of the thirteen directors named below. More details about each director’s background, skills, and expertise can be found under “Election of Directors” beginning on page 18.

Board Nominees

				Committee Membership as of April 30, 2020

Nominee Name & Occupation	Age	Director Since	Director Category	Audit	Comp	Corp Gov & Nom	Exec

Patrick Bousquet-Chavanne Former Chief Executive Officer, Emaar Malls	62	2005	I	●		●

Campbell P. Brown Senior Vice President, President and Managing Director of Old Forester, Brown-Forman	52	2016	B, M

Geo. Garvin Brown IV Chairman of the Board, Brown-Forman	51	2006	B			●	C

Stuart R. Brown Managing Partner, Typha Partners, LLC	55	2015	B

John D. Cook Director Emeritus, McKinsey & Company	67	2008	I		●	C	●

Marshall B. Farrer Senior Vice President, Managing Director of GTR and Developed APAC Region, Brown-Forman	49	2016	B, M

Laura L. Frazier Owner and Chairman, Bittners LLC	62	2016	B

Kathleen M. Gutmann Chief Sales and Solutions Officer, United Parcel Service, Inc.	51	2017	I	●

Augusta Brown Holland Founding Partner, Haystack Partners LLC	44	2015	B

Michael J. Roney Retired Chief Executive Officer, Bunzl plc	66	2014	I		C

Tracy L. Skeans Chief Transformation and People Officer, Yum! Brands, Inc.	47	2018	I	●	●

Michael A. Todman Retired Vice Chairman, Whirlpool Corporation	62	2014	I	C		●

Lawson E. Whiting President and Chief Executive Officer, Brown-Forman	52	2018	M				●

B=Brown Family Director    M=Management Director    I=Independent Director    C=Chair    ●=Committee Member

Fiscal 2020

(1) Return on Average Invested Capital is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

“BROWN-FORMAN IS AN ORGANIZATION FORTUNATE TO HAVE THOUGHTFUL, LONG-TERM FOCUSED LEADERSHIP; TALENTED AND DEDICATED PEOPLE; A ROBUST BALANCE SHEET; AND STRONG CASH FLOWS. WE BELIEVE WE HAVE THE RIGHT STRATEGY IN PLACE TO DRIVE THE NEXT GENERATION OF GROWTH.”

Lawson E. Whiting, President and Chief Executive Officer

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	3

ANNUAL MEETING

INFORMATION

ABOUT YOUR PROXY MATERIALS

Our Board of Directors (the Board) is soliciting proxies for our Annual Meeting of Stockholders to be held on July 30, 2020 (the Annual Meeting). This means that you can vote “by proxy” at the Annual Meeting by instructing us how you would like your shares to be voted, even if you cannot personally attend the meeting online.

We are providing this Proxy Statement and accompanying materials to help you make an informed decision on the matters to be considered at the Annual Meeting. We will begin mailing this Proxy Statement and accompanying materials, and also make them available online, on or about June 30, 2020, to holders of record of our Class A and Class B common stock at the close of business on June 15, 2020, which is the “record date” for the Annual Meeting.

This Proxy Statement and our Integrated Annual Report, which includes our Form 10-K for fiscal 2020, are available at www.brown-forman.com/investors/annual-report/. You may request additional printed copies at any time using the contact information below.

Please let us know as soon as possible how you would like your shares voted. See “How to Vote” on the next page for details.

Contact Information

For information about your stock ownership or other stockholder services, please contact Steve Cassin, our Investor Relations Manager, by telephone at (502) 774-7658, by e-mail at Investor_Relations@b-f.com, or by mail at Brown-Forman Corporation, 850 Dixie Highway, Louisville, Kentucky 40210.

Reducing Duplicate Mailings

The Securities and Exchange Commission (SEC) permits us to deliver a single Proxy Statement and Integrated Annual Report to stockholders who share the same address and last name. Even if your household receives only one Proxy Statement and Integrated Annual Report, each stockholder will receive an individual proxy card. We implemented this “householding” process to reduce our printing costs and postage fees, and to reduce the environmental impact of our Annual Meeting. If you would like to enroll in householding, or if your household is already enrolled but you prefer to opt out of householding for next year, please inform us using the contact information above and we will promptly fulfill your request.

ATTENDING THE ANNUAL MEETING

In light of the public health impact of the COVID-19 outbreak, the Annual Meeting will be held exclusively online via video webcast to support the health and well-being of our stockholders, directors, employees, and guests. Although you will not be able to attend the Annual Meeting physically, we hope the online meeting format will allow participation by all stockholders regardless of location.

Although only Class A stockholders may vote and submit questions at the Annual Meeting, Class A and Class B stockholders who owned their shares as of the record date (or their legal proxies) are welcome to attend online.

To be admitted to the Annual Meeting, please visit www.virtualshareholdermeeting.com/BFA2020. If you are a Class A stockholder, you will log into the Annual Meeting by entering your unique 16-digit control number found on your proxy card or voting instruction form. If you are a Class B stockholder, you will log into the Annual Meeting as a guest.

The meeting will start at 9:30 A.M. (Eastern Daylight Time) on Thursday, July 30, 2020. We encourage you to access the meeting prior to the start time to familiarize yourself with the virtual platform. Online access will be available starting at 9:00 A.M. (Eastern Daylight Time) on July 30, 2020.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection from wherever they intend to participate in the Annual Meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call the technical support number that will be posted on the virtual stockholder meeting login page.

A webcast replay will be posted to our Investor Relations website at https://investors.brown-forman.com/ following the Annual Meeting.

4	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

ANNUAL MEETING INFORMATION | VOTING

VOTING

Who May Vote

If you held shares of Class A common stock at the close of business on the record date, you (or your legal proxies) may vote at the Annual Meeting. At the close of business on the record date, there were 169,091,412 shares of Class A common stock outstanding and entitled to vote at the Annual Meeting. Each share of Class A common stock is entitled to one vote.

If you purchased Class A common stock after the record date, you may vote those shares only if you receive a proxy to do so from the person who held the shares on the record date. If you receive more than one proxy card or voting instruction form, you should complete, sign, date, and return each one (or follow the telephone or online voting instructions) because each card represents different shares.

At the close of business on the record date, there were 309,314,321 shares of Class B common stock outstanding. Class B shares are not entitled to vote.

How to Vote

Stockholders of record. If your shares are registered directly in your name with our stock transfer agent, Computershare, you are considered the “stockholder of record” of those shares. If you are a stockholder of record of Class A common stock, you can give a proxy to be voted at the Annual Meeting:

over the telephone by calling this toll-free number (1-800-690-6903);	online (www.proxyvote.com); or	by completing, signing, dating, and mailing the enclosed proxy card in the envelope provided.

Even if you plan to attend the Annual Meeting online, we encourage you to submit a proxy in advance. If you are voting by telephone or online, we must receive your proxy by 11:59 P.M., Eastern Daylight Time, on Wednesday, July 29, 2020, to ensure your vote is recorded. You may override a proxy or change your voting instructions by following the applicable procedure outlined below in “Changing Your Vote.”

The telephone and online voting procedures are designed to authenticate your identity, enable you to give voting instructions, and confirm that those instructions are recorded properly.

Your proxy will authorize the individuals named on the proxy card to vote your shares in accordance with your instructions. These individuals also will have the obligation and authority to vote your shares as they see fit on any other matter properly presented for a vote at the Annual Meeting. If for any reason a director nominee is not available to serve, the individuals named as proxy holders may vote your shares at the Annual Meeting for another nominee. The proxy holders for this year’s Annual Meeting are Geo. Garvin Brown IV, Lawson E. Whiting, and Matthew E. Hamel.

If you are a stockholder of record and you sign and return your proxy card (or give your proxy by telephone or online) without specifying how you want your shares to be voted, our proxy holders will vote your shares “FOR” the election of each of the nominees to the Board (Proposal 1) and “FOR” the advisory resolution to approve our executive compensation (Proposal 2). With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote your shares as recommended by the Board or, if no recommendation is given, using their own discretion.

You may also vote online at the Annual Meeting. For more information about how to attend the Annual Meeting online, please see “Attending the Annual Meeting” on page 4.

“Street name” stockholders. If your shares are held in a stock brokerage account or by a bank (known as holding shares in “street name”), you have the right to instruct your broker or bank how to vote your shares, and the broker or bank is required to vote in accordance with your instructions. To provide those instructions by mail, please complete, sign, date, and return your voting instruction form in the accompanying postage-paid envelope. Alternatively, if the broker or bank that holds your shares offers online or telephone voting, you will receive information about how to submit your voting instructions by those methods.

For more information about how to attend the Annual Meeting online, please see “Attending the Annual Meeting” on page 4.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	5

ANNUAL MEETING INFORMATION | ANNOUNCEMENT OF VOTING RESULTS

If you are a street name stockholder and you do not instruct your broker how to vote, your broker is not permitted to vote your shares on any of the proposals we will address at the Annual Meeting. Under the rules of various securities exchanges, brokers that hold your shares may generally use their discretion to vote on “routine” matters but not on “non-routine” matters. The election of directors (Proposal 1) and advisory resolution to approve our executive compensation (Proposal 2) are considered “non-routine” matters. If your broker does not receive voting instructions from you on how to vote your shares on a “non-routine” matter and you do not vote on such matter at the Annual Meeting, your shares will not be voted on such matters. (This is known as a “broker non-vote.”)

Changing Your Vote

If you are a stockholder of record, you may change your vote by submitting another proxy by telephone or online, by mailing another properly signed proxy card bearing a later date than your original one, or by attending the Annual Meeting and casting your vote online. You also may revoke a proxy that you previously provided by delivering timely written notice of revocation to our Secretary, at Brown-Forman Corporation, 850 Dixie Highway, Louisville, Kentucky 40210, or at Secretary@b-f.com.

If you hold your shares in street name and you wish to change or revoke your voting instructions, please refer to the materials your broker or bank provided to you for instructions.

Quorum Requirements

Business can be conducted at the Annual Meeting only if a quorum consisting of a majority of the outstanding shares of Class A common stock is present in person or represented by proxy. Abstentions will be counted as present for purposes of establishing a quorum. Holders of Class A common stock who attend the Annual Meeting via the virtual meeting platform are deemed present for purposes of the quorum requirement.

Votes Needed For Approval

Proposal	Vote required to pass	Effect of abstentions and broker non-votes

Election of directors	Nominees who receive a majority of the Class A votes cast (the number of shares voted “for” the nominee exceeds the number of shares voted “against” that nominee) will be elected.	No effect.

Advisory resolution to approve executive compensation	Approval requires an affirmative vote of a majority of the Class A shares present (in person or represented by proxy) and entitled to vote.	Abstentions are equivalent to votes against the proposal. Broker non-votes will have no effect.

Dividend Reinvestment and Employee Stock Purchase Plan Shares

Shares of Class A common stock held in Brown-Forman’s dividend reinvestment and employee stock purchase plans are included in your holdings and reflected on your proxy card. These shares will be voted as you direct.

ANNOUNCEMENT OF VOTING RESULTS

We intend to announce the preliminary voting results at the Annual Meeting and to issue a press release announcing the final voting results later that day. In addition, we will report the final voting results by filing a Form 8-K with the SEC within four business days following the Annual Meeting.

PROXY SOLICITATION EXPENSES

Brown-Forman bears the cost of soliciting proxies. Beginning on June 30, 2020, which is the mailing date for these proxy materials, our directors, officers, and other employees may solicit proxies in person or by regular mail, email, phone, or online. These individuals will not receive additional compensation for soliciting proxies. We will reimburse banks, brokers, nominees, and other fiduciaries for their reasonable charges and expenses incurred in forwarding our proxy materials to the beneficial owners of our stock held in street name.

6	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

CORPORATE

GOVERNANCE

OUR BOARD OF DIRECTORS

Our Board is the policy-making body that is ultimately responsible for Brown-Forman’s business success and ethical climate. The Board oversees the performance of our senior management team, which is responsible for leading and operating Brown-Forman’s business. The Board’s primary responsibilities include retention, evaluation, and succession planning for the Chief Executive Officer and the Chairman of the Board, as well as oversight of our corporate strategy, financial condition, executive compensation policies and practices, and enterprise risk management. The Board may retain independent advisors to help it perform its duties.

BROWN-FORMAN IS A “CONTROLLED COMPANY.”

As a publicly traded, family-controlled company, Brown-Forman enjoys a rare governance opportunity in that members of our controlling stockholder family, the Brown family, participate directly on our Board. We believe this governance structure gives us a distinct competitive advantage because Brown family members bring a long-term ownership perspective to our Board. This advantage is sustained by a careful balancing of the roles of our Board, management, and our stockholders — including the Brown family.

SELECTION OF DIRECTORS

In evaluating candidates for Board membership, the Corporate Governance and Nominating Committee seeks directors who will represent the long-term best interests of all stockholders. As articulated in our Corporate Governance Guidelines, all Brown-Forman directors should possess the highest personal and professional ethics, integrity, and values. The Board believes the best directors have the following additional qualities: good judgment, candor, civility, business courage, experience with businesses and other organizations of comparable character and comparable or larger size, and a lack of conflicts of interest. We also believe that a significant number of our directors should be independent.

The Corporate Governance and Nominating Committee and the Board consider diversity in evaluating candidates for Board membership, though neither has adopted a formal diversity policy. The Board’s goal is to maintain a well-balanced composition that combines a variety of experiences, backgrounds, skills, and perspectives to enable the Board, as a whole, to guide Brown-Forman effectively in the pursuit of our strategic objectives. In evaluating potential Board candidates, the Corporate Governance and Nominating Committee considers an individual’s independence; business, professional, or public service experience; relevant industry knowledge, experience, and relationships; business judgment; financial expertise; international experience; leadership skills; age, gender, race, ethnicity, religion, nationality, sexual orientation, cultural background, and other self-identified diversity characteristics; time availability; and familial relation to our controlling family stockholders.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	7

CORPORATE GOVERNANCE | BOARD COMPOSITION

The Corporate Governance and Nominating Committee occasionally engages independent search firms to assist in identifying potential Board candidates. The Board has not adopted a formal policy regarding stockholder-nominated director candidates because the Corporate Governance and Nominating Committee believes the process it follows to identify and select Board members has been appropriate and effective. Any candidates submitted by stockholders will be evaluated in the same manner as all other director candidates.

BOARD COMPOSITION

How Our Controlled-Company Status Affects Our Board

Our Board has determined that Brown-Forman is a “controlled company” under New York Stock Exchange (NYSE) rules because more than 50% of our Class A voting stock is held by members of the Brown family.

As a controlled company, we are exempt from NYSE listing standards that require boards to have a majority of independent directors, a fully independent nominating/corporate governance committee, and a fully independent compensation committee. As a matter of good corporate governance, the Board has voluntarily chosen to have a Compensation Committee that is composed entirely of directors who meet the NYSE’s heightened independence standards for compensation committee members. Our Board does not have a majority of independent directors or a fully independent nominating/corporate governance committee. We are not exempt from, and comply in full with, requirements regarding the independence and qualifications of our Audit Committee members.

Our Independent Directors

We recognize the value of having independent directors. Under NYSE listing rules, a director qualifies as “independent” if the board of directors affirmatively determines the director has no material relationship with the company. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships. While the focus is on independence from management, our Board considers all relevant facts and circumstances in making an independence determination. Our Board has determined that the following six directors are independent under NYSE standards: Patrick Bousquet-Chavanne, John D. Cook, Kathleen M. Gutmann, Michael J. Roney, Tracy L. Skeans, and Michael A. Todman.

The Board has determined that Campbell P. Brown, Marshall B. Farrer, and Lawson E. Whiting are not independent because they are members of Brown-Forman management. The Board elected not to make a determination with respect to the independence of Geo. Garvin Brown IV, Stuart R. Brown, Laura L. Frazier, and Augusta Brown Holland.

Our Brown Family Directors

The Board believes it is strategically important for Brown family members to be actively engaged in the oversight of Brown-Forman. Through participation on the Board, the Brown family’s long-term perspective is brought to bear, in some measure, upon each and every matter the Board considers. Brown family directors also serve as an effective link between the Board and the controlling family stockholders.

In addition, Board service allows the Brown family to actively oversee its investment in the company. Currently, the Brown family directors are Campbell P. Brown, Geo. Garvin Brown IV, Stuart R. Brown, Marshall B. Farrer, Laura L. Frazier, and Augusta Brown Holland.

Our Management Directors

The Board believes it is important, from a corporate governance standpoint, for management to be represented on the Board. Currently, Campbell P. Brown, Marshall B. Farrer, and Lawson E. Whiting serve in dual roles as Board members and Brown-Forman executives.

8	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

CORPORATE GOVERNANCE | BOARD COMPOSITION

BROWN-FORMAN BOARD OF DIRECTORS

Changes to Our Board

After ten years of dedicated service, Bruce L. Byrnes will not stand for re-election at the Annual Meeting and will retire from the Board following the completion of his current term.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	9

CORPORATE GOVERNANCE | LEADERSHIP STRUCTURE

LEADERSHIP STRUCTURE

BOARD LEADERSHIP STRUCTURE

Geo. Garvin Brown IV, a Brown family member, has served as Chairman of the Board since 2007.	Lawson E. Whiting has served as President and Chief Executive Officer since 2019.	John D. Cook has served as Lead Independent Director since 2012.

Chairman of the Board

Our Board believes that the determination of whether to separate or combine the roles of Chairman of the Board and Chief Executive Officer should depend largely upon the identity of the Chief Executive Officer and the composition of the Board at the time. For this reason, the Board does not have a policy on separation of these roles, but rather evaluates the situation on a case-by-case basis. Although we have had a separate Chairman of the Board and Chief Executive Officer since 2007, these roles have been combined in the past.

The duties of the Chairman of the Board include presiding over and managing the meetings of the Board; setting the agenda for each Board meeting and consulting with management regarding materials to be presented to the Board; supporting a strong board culture by fostering an environment of open dialogue, effective information flow, and constructive feedback among the Board and management; facilitating communication among the Board, management, and stockholders, including the Brown family; and encouraging director participation. When the roles are separated, the Chairman of the Board also acts as an advisor to the Chief Executive Officer on strategic aspects of Brown-Forman’s business, and performs other duties as prescribed by the Board. Geo. Garvin Brown IV has served in this role since 2007.

Lead Independent Director

When a director who has not been determined to be independent holds the office of Chairman of the Board, as is currently the case, the Board may select one independent director (after considering the recommendation of the Corporate Governance and Nominating Committee) to serve as Lead Independent Director. The Lead Independent Director, if any, is elected annually. John D. Cook has served in this role since 2012.

As Lead Independent Director, Mr. Cook’s responsibilities include calling meetings of the independent directors and non-management directors, when necessary or advisable, and setting the agenda for and chairing those meetings. Other responsibilities appear in our Corporate Governance Guidelines, which are available on our website (www.brown-forman.com/about/ corporate-governance/guidelines/).

Mr. Cook chaired one executive session of non-management directors in fiscal 2020 and called and presided over one executive session in fiscal 2020 that was attended solely by our independent directors.

President and Chief Executive Officer

As President and Chief Executive Officer of Brown-Forman, Lawson E. Whiting is our highest-ranking executive officer and is responsible for Brown-Forman’s strategy, operations, and performance. Mr. Whiting also serves as a management member of our Board.

Why the Board Chose this Leadership Structure

The Board has determined that this leadership structure currently serves the best interests of Brown-Forman and all of its stockholders. Having a Brown family member serve as Chairman of the Board promotes the Brown family’s active oversight of, and engagement and participation in, the company and its business, and reflects the fact that Brown-Forman is controlled by the Brown family. In addition, the division of responsibilities allows Mr. Brown to dedicate his efforts to Board governance and lead the Board in its fundamental role of providing oversight and guidance regarding the business, strategy, and operations of the company, while Mr. Whiting can concentrate on managing the company and providing the Board access to his comprehensive knowledge of Brown-Forman’s business. The Lead Independent Director position provides leadership to, and fosters coordination among, our independent directors, enabling them to fulfill their role of bringing outside perspectives to the Board.

10	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

CORPORATE GOVERNANCE | BOARD GUIDELINES AND PROCEDURES

BOARD GUIDELINES AND PROCEDURES

Corporate Governance Guidelines

The Board believes transparency is a hallmark of good corporate governance. To that end, the Board has adopted Corporate Governance Guidelines that provide a framework for the Board to exercise its duties. Among other things, these guidelines contain policies and requirements regarding director qualifications; director responsibilities; meetings and attendance; committee composition and responsibilities; director compensation; and director access to management and independent advisors. The Corporate Governance Guidelines are published on our website at www.brown-forman.com/about/corporate-governance/guidelines/.

Board and Committee Self-Assessment

The Corporate Governance Guidelines require the Board to conduct an annual self-assessment. Each Board committee (except the Executive Committee) also annually assesses how it performed during the preceding twelve-month period. These assessment procedures vary. Some years we require members to complete questionnaires that call for both quantitative responses and free-ranging comments, while other years we invite an independent consultant to interview each member and synthesize themes that emerge. In addition, in fiscal 2020, our Chairman of the Board engaged in a 360-degree feedback process facilitated by an outside consultant. The Chairman of the Board, the Chief Executive Officer, and the Lead Independent Director consult at least annually regarding individual director performance.

Director Service on Other Public Company Boards

The Board recognizes that its members benefit from serving on the boards of other companies. The Board encourages that service, with the understanding that our directors must have adequate time to devote to their work for Brown-Forman. The Corporate Governance Guidelines provide that any director who is employed full-time should not serve on more than two public company boards in addition to the Brown-Forman Board, which includes the board of any public company at which a director is employed. Directors who are not employed full-time may serve on up to three public company boards in addition to the Brown-Forman Board. Directors must inform the Chairman, the Lead Independent Director, the Chair or Secretary of the Corporate Governance and Nominating Committee, or the Secretary of the Board as soon as practicable that they will be, or have been, elected to serve on an additional public company board.

The Board recognizes that service on the boards of nonprofit entities can be important and time consuming as well, and encourages directors to engage in such service as long as they continue to have the time necessary to devote to their work for Brown-Forman.

Director Service

The Board is authorized to fix the size of the Board at a number between three and seventeen members. Directors are elected each year at the Annual Meeting by a majority of the votes cast by our Class A stockholders. Once elected, a director holds office until the next Annual Meeting or until a successor is elected and qualified, unless the director first resigns, retires, or is removed. The Board does not have term limits, but directors generally may not stand for re-election to the Board after reaching the age of 71. In exceptional circumstances, the Board may ask a director to remain on the Board after age 71 if the director’s continued service would significantly benefit Brown-Forman. Service of a director beyond the age of 71 requires a recommendation by the Corporate Governance and Nominating Committee and the approval of two-thirds of the Board (not including the director under consideration).

Board Meetings

The Board held six regular meetings and no special meetings during fiscal 2020. Absent an appropriate reason, all directors are expected to attend the Annual Meeting, all Board meetings, and all meetings of each committee on which they serve. All directors attended 75% or more of the aggregate meetings of the Board and committees on which they served during fiscal 2020. All directors attended the 2019 Annual Meeting.

Communication with Our Board

Stockholders and other interested parties may communicate with our directors, including the non-management directors or the independent directors as a group, by writing to our Secretary, at 850 Dixie Highway, Louisville, Kentucky 40210, or at Secretary@b-f.com. The Secretary’s office will forward appropriate written communications to the individual director or group of directors to whom they are addressed, with copies to all other directors. We generally will not forward to directors a stockholder communication that the Secretary determines to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about Brown-Forman.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	11

CORPORATE GOVERNANCE | BOARD COMMITTEES

BOARD COMMITTEES

Our Board has four standing committees: the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee, and the Executive Committee. Each Board committee operates under a written charter that is posted on our website at www.brown-forman.com/about/corporate-governance/committee-composition/.

AUDIT COMMITTEE

MET 10 TIMES IN FISCAL 2020 Committee Members: • Michael A. Todman (Chair) • Patrick Bousquet-Chavanne • Bruce L. Byrnes • Kathleen M. Gutmann • Tracy L. Skeans

The Board has delegated to the Audit Committee responsibility for overseeing Brown-Forman’s financial statements; audit process; system of internal accounting and financial controls; policies and processes for assessment and management of enterprise risks; compliance with legal and regulatory requirements; and internal audit function. In addition, the Audit Committee is solely responsible for the appointment, replacement, and compensation of the independent auditor and oversees the independent auditor’s qualifications, independence, and performance. The Audit Committee’s responsibilities include preparing the Audit Committee Report that appears in this Proxy Statement on page 58.

Audit Committee members must satisfy director independence standards prescribed by the NYSE and mandated by the Sarbanes-Oxley Act. Each member of our Audit Committee satisfies all of these heightened independence standards. The Board has determined that each member of our Audit Committee is “financially literate” within the meaning of NYSE rules, and that Mr. Todman is an “audit committee financial expert” under SEC rules.

COMPENSATION COMMITTEE

MET 7 TIMES IN FISCAL 2020 Committee Members: • Michael J. Roney (Chair) • John D. Cook • Tracy L. Skeans

The Compensation Committee’s responsibilities include determining the compensation of the Chief Executive Officer and other executive officers; recommending market-competitive compensation for the Board; approving incentive compensation plan design and changes thereto for the Chief Executive Officer and other executive officers; assisting the Board in its oversight of risk related to compensation policies and practices; overseeing the preparation of the Compensation Discussion and Analysis section of this Proxy Statement; and preparing the Compensation Committee Report that appears in this Proxy Statement on page 41.

The Compensation Committee has retained FW Cook to provide independent advice on executive and director compensation matters. For additional information on the services provided by FW Cook, as well as the Compensation Committee’s processes and procedures for considering and determining executive compensation, please see the Compensation Discussion and Analysis, which begins on page 26.

Each member of the Compensation Committee qualifies as an independent director under NYSE listing standards (including the heightened independence standards for compensation committee members of non-controlled companies), as a “non-employee director” under SEC rules, and as an “outside director” under regulations adopted pursuant to Section 162(m) of the Internal Revenue Code. The Board specifically considered factors relevant to the ability of these directors to be independent from management in connection with Compensation Committee service.

12	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

CORPORATE GOVERNANCE | BOARD COMMITTEES

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

MET 6 TIMES IN FISCAL 2020 Committee Members: • John D. Cook (Chair) • Patrick Bousquet-Chavanne • Geo. Garvin Brown IV • Bruce L. Byrnes • Michael A. Todman	The Corporate Governance and Nominating Committee’s responsibilities include helping the Board identify, recruit, and recommend appropriate candidates to serve as directors; reviewing periodically our corporate governance principles in light of developments in corporate governance and best practices, taking into account our controlled-company status; coordinating and overseeing Chief Executive Officer succession planning; assisting the Board with its annual self-assessment; assisting the Board in monitoring best practices, developments, and issues related to corporate governance; and overseeing evaluation of the Board and management, including, in cooperation with the Compensation Committee, the annual review of performance of the Chief Executive Officer. All of the Corporate Governance and Nominating Committee members are independent under NYSE listing standards, except Geo. Garvin Brown IV.

EXECUTIVE COMMITTEE

MET ONCE IN FISCAL 2020 Committee Members: • Geo. Garvin Brown IV (Chair) • John D. Cook • Lawson E. Whiting	The Executive Committee consists of the Chief Executive Officer, the Chairman of the Board (if separate from the Chief Executive Officer), and one or more other directors as determined by the Board from time to time. In fiscal 2020, the Lead Independent Director served on the Executive Committee. The Board can change the Executive Committee membership, fill vacancies, or dissolve the committee at any time. The Executive Committee may exercise all of the powers of the Board, subject to certain exceptions specified in our By-laws or Delaware law. However, traditionally, the Executive Committee acts only when exercising a power the Board has specifically delegated, when there is an emergency, or when the issue does not warrant the full Board’s attention. In addition, the members of the Executive Committee communicate and meet informally, sometimes with Brown-Forman’s General Counsel, to engage in strategic planning of Board activities and agenda topics, to stay ahead of various issues on behalf of the full Board, and to review recent Board meetings.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	13

CORPORATE GOVERNANCE | BOARD’S ROLE IN RISK OVERSIGHT

BOARD’S ROLE IN RISK OVERSIGHT

The Board believes its current leadership structure best enables it to fulfill its risk oversight function. Our Corporate Governance Guidelines require the Board to ensure we implement appropriate processes for managing enterprise risk, and our Board considers risk oversight as an integral part of its role in the strategic planning process. The Board regularly and actively considers how strategic decisions affect Brown-Forman’s risk profile.

While the Board has ultimate oversight responsibility for the risk management process, certain committees have important supplementary roles. During fiscal 2020, the Board tasked its committees to assist with the responsibilities outlined below:

AUDIT COMMITTEE

Overseeing the integrity of the company’s financial statements and financial reporting processes; overseeing our policies and processes on enterprise risk assessment, risk management, and compliance, including cybersecurity risk; overseeing our most significant financial reporting and accounting control risks and management’s monitoring and management of those risks; and, together with the Corporate Governance and Nominating Committee, overseeing the disclosure of risk related to environmental, social, and governance matters.

COMPENSATION COMMITTEE Overseeing risks related to compensation programs, policies, and practices.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

Overseeing risks related to corporate governance, board composition, and succession planning for the Chief Executive Officer and the Chairman of the Board; and, together with the Audit Committee, overseeing risks related to environmental, social, and governance matters, including workforce diversity and inclusion.

These committees periodically met with members of management and outside advisors, as necessary, and reported to the Board regularly on their risk oversight and mitigation activities. In addition, management’s Disclosure Controls Committee and Risk Committee both played an integral role in making sure that relevant risk-related information was reported to senior management and the Board as directly and quickly as possible. For more information, see “Best Practices” below.

BEST PRACTICES

Our company has long believed that good corporate governance is essential to long-term success. We continually evaluate our corporate governance practices in the context of our controlled-company status to address the changing regulatory environment, and adopt those practices that we believe are in the best interests of Brown-Forman and all of our stockholders.

Code of Conduct and Code of Ethics for Senior Financial Officers

The Brown-Forman Code of Conduct expresses our expectation of ethical behavior for all of our employees and directors. Our Code of Ethics for Senior Financial Officers reflects the expectation that all of our financial, accounting, reporting, and auditing activities will be conducted in strict compliance with all applicable rules and regulations and will conform to the highest ethical standards. We encourage our employees to speak up when aware of a potential Code of Conduct violation, and provide multiple channels for doing so — including anonymously. Links to the Code of Conduct, including reporting channels, and the Code of Ethics for Senior Financial Officers can be found on the Corporate Governance page of our website at www.brown-forman.com/about/corporate-governance/.

14	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

CORPORATE GOVERNANCE | OUR CONTROLLING FAMILY STOCKHOLDERS

Disclosure Controls Committee

The Disclosure Controls Committee is composed of members of management. This committee has established controls and procedures designed to ensure that information that we may be required to disclose is gathered and communicated to the committee and that all required disclosures are timely and accurate. The committee has implemented a financial review process that enables our Chief Ethics, Compliance and Risk Officer to certify our quarterly and annual reports, as well as procedures designed to ensure our compliance with SEC Regulation FD (Fair Disclosure).

Risk Committee

The management Risk Committee is responsible for the enterprise risk management of the company. The Risk Committee creates and maintains the risk register, facilitates risk scoring, identifies the individuals and teams that are responsible for mitigating risks, and ensures that plans are in place to mitigate Brown-Forman’s most significant risks. The Chief Ethics, Compliance, and Risk Officer reports on behalf of the Risk Committee to the Audit Committee regarding procedures, risk ranking results, and risk mitigation status. In addition, the Risk Committee is required to report to the Board at least annually regarding the top risks facing Brown-Forman, and periodically updates the Board on the mitigation plans related to those risks.

OUR CONTROLLING FAMILY STOCKHOLDERS

Brown-Forman has an engaged family stockholder base with a long-term ownership perspective. We view our status as a publicly traded, family-controlled company as a distinct competitive advantage, and we believe a strong relationship with the Brown family is essential to our growth, independence, and ability to create long-term value for all stockholders. Management interacts with Brown family members in a manner consistent with all applicable laws and regulations. We actively cultivate our relationship with the Brown family through a variety of channels, as detailed below.

Brown-Forman/Brown Family Shareholders Committee

The Brown-Forman/Brown Family Shareholders Committee was founded in 2007 and is co-chaired by Geo. Garvin Brown IV and Lawson E. Whiting. The Brown-Forman/Brown Family Shareholders Committee provides a forum for frequent, open, and constructive dialogue between Brown-Forman and its controlling family stockholders. In addition, the committee engages the Brown family on topics of mutual interest, such as the company and our industry, governance, ownership, and philanthropy.

Director of Family Shareholder Relations

The Director of Family Shareholder Relations, a Brown-Forman employee, works with other employees and Brown family members to develop and implement policies and practices designed to further strengthen the relationship between Brown-Forman and the Brown family.

Brown Family Member Employees

Brown-Forman currently employs ten Brown family members, some of whom participate on management teams that oversee strategic and operational matters. Participation in these roles enables our Brown family employees to contribute their perspectives on the important issues we confront. In addition to their management contributions, the Brown family employees play a critical role in upholding the Brown-Forman corporate culture.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	15

ENVIRONMENTAL,
SOCIAL, AND
GOVERNANCE

PUTTING OUR VALUES INTO ACTION

Our history of responsibility began in 1870, when our founder, George Garvin Brown, first sold whiskey in sealed glass bottles to ensure quality and safety—an innovation some consider the first act of corporate responsibility in the industry.

ALCOHOL RESPONSIBILITY

We encourage everyone affiliated with Brown-Forman to pause, consider, and make responsible decisions around alcohol. Our new internal campaign, **Pause**, seeks to elevate responsibility, raise awareness, and help us make the best decisions for ourselves, our company, and our communities.

RESPONSIBLE ADVERTISING

Our comprehensive internal marketing code, which limits our advertising to media with audiences that are **at least 80% legal drinking age**, is stricter than industry standards.

SUSTAINABILITY

We invest in renewable energy, energy efficiency, and efficient transportation to reduce our carbon footprint. Our long-term power purchase agreement with East Forks Wind Project in Kansas will enable us to cut our absolute greenhouse gas emissions by **15% by 2023** (compared to 2012 levels).

EXECUTIVE LEADERSHIP

Our **Chief Sustainability Officer** reports directly to our Chief Executive Officer and engages with our Board to identify opportunities for improving sustainable practices throughout our operations and supply chain.

While pursuing these priorities, we strive to be responsible in everything we do. Corporate governance, discussed in the previous section of this Proxy Statement, is a keystone of our environmental, social, and governance strategy. We also emphasize our core values of integrity, respect, trust, teamwork, and excellence. Responses to our employee engagement survey demonstrate that we do not just treat these values as words. We live them too, and seek out business partners with the same principles.

16	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE | PUTTING OUR VALUES INTO ACTION

“WE CAN BUILD STRONGER, BETTER RELATIONSHIPS WITH PEOPLE IF THEY ENJOY OUR PRODUCTS THE RIGHT WAY.”

– Lawson E. Whiting, President and Chief Executive Officer

DIVERSITY AND INCLUSION

We are making Brown-Forman a great place to work for everyone, in part by increasing workforce diversity at all levels of the company. In 2019, we published "**Many Spirits, One Brown-Forman**," our diversity and inclusion 2030 strategy aimed at creating a foundation for a more diverse workforce and inclusive culture.

PARIS AGREEMENT

In 2019, our Chief Executive Officer joined the chief executive officers of **more than 75 companies and the AFL-CIO** in standing united in support of the Paris Agreement.

COMMUNITY

Amid the current COVID-19 pandemic, we have **donated nearly $2 million** to relief efforts in the U.S. and other locations where we work. In addition, our production teams produced hand sanitizer and continue to provide ethanol to be used by others to produce hand sanitizer.

GOVERNANCE

Our Audit Committee and Corporate Governance Committee share oversight over the risks and disclosure of risks related to **environmental, social, and governance matters**.

We report our ongoing commitment and progress in our four focus areas of alcohol responsibility, sustainability, diversity and inclusion, and community in our Integrated Annual Report and on our website (www.brown-forman.com/responsibility).

Please note that the information provided on our website (or any other website referred to in this Proxy Statement) is not part of this Proxy Statement and is not incorporated by reference as part of this Proxy Statement.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	17

PROPOSAL 1:

ELECTION OF DIRECTORS

This section provides information about our thirteen director nominees, including the experience, qualifications, attributes, and skills that enable them to make valuable contributions to our Board and that led the Board to conclude that they should serve as directors of Brown-Forman.

All of our nominees are current directors of Brown-Forman. Each director was elected by the stockholders at our 2019 Annual

Meeting.

The Board unanimously recommends a vote “FOR” the election of each director nominee.

If any nominee becomes unable to serve before the Annual Meeting, the proxy holders may vote for a substitute nominee if the Board designates one. As of the date of this Proxy Statement, the Board believes each nominee is prepared to serve if elected.

NOMINEES

PATRICK BOUSQUET-CHAVANNE

Director since 2005 Age 62 COMMITTEES: • Audit • Corporate Governance and Nominating

CURRENT AND PAST POSITIONS

Emaar Malls (a developer of premium shopping malls and retail assets), Chief Executive Officer from 2018 to 2019

Positions with Marks and Spencer Group PLC:

• Executive Director of Customer, Marketing and M&S.com from 2016 to 2018

• Executive Director of Marketing and International from 2014 to 2016

• Executive Director of Marketing and Business Development from 2013 to 2014

• Corporate Director of Strategy and Business Development from 2012 to 2013

Positions with Yoostar Entertainment Group:

• Co-Chairman from 2010 to 2012

• President and Chief Executive Officer from 2009 to 2012

QUALIFICATIONS AND SKILLS

• Senior management and board experience at one of the world’s leading manufacturers and marketers of branded consumer goods, including experience with implementing strategy, branding, licensing, distribution, digital, and international expansion

• Experience dealing with governance issues relevant to family-controlled public companies

• Experience dealing with digital transformations

OTHER DIRECTORSHIPS

• Marks and Spencer Group PLC from 2013 to 2018

• HSNi Corporation from 2008 to 2013

CAMPBELL P. BROWN

Director since 2016 Age 52

CURRENT AND PAST POSITIONS

Positions with Brown-Forman and affiliates:

• Senior Vice President since 2018

• President and Managing Director of Old Forester, our founding bourbon brand, since 2015

• Led the wine and spirits portfolio in Canada and the Midwest region of the U.S.

• Served in the emerging markets of India, the Philippines, and Turkey

• Various other positions over a 26-year career

• Founding Member, Brown-Forman/Brown Family Shareholders Committee from 2007 to 2018

QUALIFICATIONS AND SKILLS

• Business and industry experience gained by serving in operational, management, and executive positions within Brown-Forman

• Deep knowledge of family corporate governance

• Perspective as a fifth generation Brown family stockholder

• A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates his ability to represent the long-term interests of stockholders

OTHER DIRECTORSHIPS

• Kentucky Distillers Association since 2016

• Republic Bank and Trust Company since 2008

18	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PROPOSAL 1: ELECTION OF DIRECTORS | NOMINEES

GEO. GARVIN BROWN IV

Director since 2006 Age 51 COMMITTEES: • Corporate Governance and Nominating • Executive (Chair)

CURRENT AND PAST POSITIONS

Positions with Brown-Forman and affiliates:

• Chairman of the Board since 2007

• Executive Vice President from 2011 to 2015

• Senior Vice President and Managing Director of Western Europe and Africa from 2009 to 2011

• Vice President and Jack Daniel’s Brand Director in Europe and Africa from 2004 to 2008

• Director of the Office of the Chairman and Chief Executive Officer from 2002 to 2004

• Founding Member and Co-Chairman, Brown-Forman/Brown Family Shareholders Committee since 2007

QUALIFICATIONS AND SKILLS

• Business and industry experience gained by serving in operational, management, and executive positions within Brown-Forman

• Deep knowledge of family corporate governance

• Perspective as a fifth generation Brown family stockholder

• A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates his ability to represent the long-term interests of stockholders

STUART R. BROWN

Director since 2015 Age 55

CURRENT AND PAST POSITIONS

Typha Partners, LLC (an early-stage private equity investment company), Managing Partner since 2010

DendriFund, Inc. (a private, non-operating foundation focused on natural resource sustainability, seeded by Brown-Forman), Founding Director and President from 2011 to 2019

Between the Covers Bookstore, Owner from 1998 to 2010

Positions with Brown-Forman and affiliates:

• Sales and Marketing Management from 1995 to 1998

• Founding Member, Brown-Forman/Brown Family Shareholders Committee from 2007 to 2018

QUALIFICATIONS AND SKILLS

• Extensive experience in family governance, entrepreneurial management, finance, and board leadership

• Demonstrated commitment to sustainability and social issues

• Perspective as a fifth generation Brown family stockholder

• A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates his ability to represent the long-term interests of stockholders

JOHN D. COOK

Director since 2008; Lead Independent Director since 2012 Age 67 COMMITTEES: • Compensation • Corporate Governance and Nominating (Chair) • Executive	CURRENT AND PAST POSITIONS Positions with McKinsey & Company: • Director Emeritus • Director from 2003 to 2008

QUALIFICATIONS AND SKILLS

• Skills gained during an over 40-year career advising and managing consumer products companies and creating stockholder value

• Leadership and senior management experience

• Financial and international expertise

• Marketing skills

• Experience with strategic acquisitions and integrations

OTHER DIRECTORSHIPS

• Winona Capital Management since 2007

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	19

PROPOSAL 1: ELECTION OF DIRECTORS | NOMINEES

MARSHALL B. FARRER

Director since 2016 Age 49

CURRENT AND PAST POSITIONS

Positions with Brown-Forman and affiliates:

•  Senior Vice President, Managing Director, Global Travel Retail and Developed APAC Region since 2018

•  Senior Vice President, Managing Director, Global Travel Retail region from 2015 to 2018

•  Vice President, Managing Director, Jack Daniel’s Tennessee Honey brand from 2014 to 2015

•  Vice President, Managing Director, Australia/New Zealand region from 2010 to 2014

•  Vice President, Director, Latin America & Caribbean region from 2006 to 2009

•  Other sales and marketing management positions over a 22-year Brown-Forman career

•  Founding Member, Brown-Forman/Brown Family Shareholders Committee from 2007 to 2018

QUALIFICATIONS AND SKILLS

•  Business and industry experience gained from serving in operational, management, marketing, and executive positions within Brown-Forman and the beverage alcohol industry

•  Extensive international operations and leadership experience

•  Perspective as a fifth generation Brown family stockholder

•  A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates his ability to represent the long-term interests of stockholders

LAURA L. FRAZIER

Director since 2016 Age 62

CURRENT AND PAST POSITIONS

Bittners LLC (a more than 160-year-old interior and commercial design firm), Owner, Chairman, and former CEO

Positions with Brown-Forman and affiliates:

•  Member of the board of directors of Lenox, Inc., a former subsidiary, from 1999 to 2005

•  Founding Member, Brown-Forman/Brown Family Shareholders Committee from 2007 to 2018

QUALIFICATIONS AND SKILLS

•  Executive leadership and entrepreneurial management skills

•  Perspective as a fifth generation Brown family stockholder

•  A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates her ability to represent the long-term interests of stockholders

KATHLEEN M. GUTMANN

Director since 2017 Age 51 COMMITTEES: • Audit

CURRENT AND PAST POSITIONS

Positions with United Parcel Service:

•  Chief Sales and Solutions Officer and Senior Vice President of UPS Healthcare and Life Sciences since 2020

•  Chief Sales and Solutions Officer and Senior Vice President of The UPS Store and UPS Capital from 2014 to 2020

•  President of Worldwide Sales from 2011 to 2014

QUALIFICATIONS AND SKILLS

•  Extensive senior management and executive leadership experience

•  Experience directing long-term strategy as a member of the UPS Management Committee

•  Oversight of P&L for UPS Capital (a UPS subsidiary that provides supply chain, financial, insurance, and payment solutions) and The UPS Store (a franchise system of retail shipping, mailbox, print, and business service centers)

•  Oversight of P&L for UPS Healthcare and Life Sciences (group with eight million square feet of dedicated healthcare certified logistics space and 5,000 healthcare logistics personnel)

20	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PROPOSAL 1: ELECTION OF DIRECTORS | NOMINEES

AUGUSTA BROWN HOLLAND

Director since 2015 Age 44

CURRENT AND PAST POSITIONS

•  Haystack Partners LLC (environmentally conscious real estate development company), Founding Partner since 2006

•  Founding Member, Brown-Forman/Brown Family Shareholders Committee from 2007 to 2018

QUALIFICATIONS AND SKILLS

•  Extensive knowledge of urban planning and revitalization and environmentally friendly development

•  Demonstrated commitment to sustainability and social issues

•  Experience serving on numerous civic boards

•  Perspective as a fifth generation Brown family stockholder

•  A history of service on the Brown-Forman/Brown Family Shareholders Committee, which demonstrates her ability to represent the long-term interests of stockholders

MICHAEL J. RONEY

Director since 2014 Age 66 COMMITTEES: • Compensation (Chair)	CURRENT AND PAST POSITIONS Bunzl plc (a multinational distribution and outsourcing company), Chief Executive Officer from 2005 to 2016

QUALIFICATIONS AND SKILLS

•  Extensive senior management and executive leadership experience

•  Deep expertise in multinational production, distribution, and operations

•  Financial expertise

•  International mergers and acquisitions experience

OTHER DIRECTORSHIPS

•  Next plc since 2017

•  Grafton Group plc since 2016

•  Johnson Matthey plc from 2007 to 2014

•  Bunzl plc from 2003 to 2005

TRACY L. SKEANS

Director since 2018 Age 47 COMMITTEES: • Audit • Compensation

CURRENT AND PAST POSITIONS

Positions with Yum! Brands, Inc. and affiliates:

•  Chief Transformation and People Officer, Yum! Brands, Inc. since 2016

•  President, Pizza Hut International from 2014 to 2015

•  Chief People Officer, Pizza Hut Global from 2013 to 2014

•  Chief People Officer, Pizza Hut US from 2011 to 2013

QUALIFICATIONS AND SKILLS

•  Strong track record of business leadership overseeing transformation strategy, human resources, and corporate communications functions

•  Experience leading business transformation and global people capability strategies to build powerful brands and fuel sustainable results

•  Extensive accounting, treasury, and financial expertise

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	21

PROPOSAL 1: ELECTION OF DIRECTORS | NOMINEES

MICHAEL A. TODMAN

Director since 2014 Age 62 COMMITTEES: • Audit (Chair) • Corporate Governance and Nominating

CURRENT AND PAST POSITIONS

Positions with Whirlpool and affiliates:

• Vice Chairman, Whirlpool Corporation from 2014 to 2015

• President, Whirlpool International from 2009 to 2014

• President, Whirlpool North America from 2007 to 2009

QUALIFICATIONS AND SKILLS

• Extensive knowledge and experience in multinational operations, sales and distribution, and manufacturing

• Executive leadership of large multinational organizations

• Financial expertise

OTHER DIRECTORSHIPS

• Mondelēz International, Inc. since May 2020

• Carrier Corporation since April 2020

• Prudential Financial, Inc. since 2016

• Newell Brands, Inc. from 2007 to May 2020

• Whirlpool Corporation from 2006 to 2015

LAWSON E. WHITING

Director since 2018 Age 52 COMMITTEES: • Executive

CURRENT AND PAST POSITIONS

Positions with Brown-Forman and affiliates:

• President and Chief Executive Officer since 2019

• Executive Vice President and Chief Operating Officer from 2017 to 2018

• Executive Vice President and Chief Brands and Strategy Officer from 2015 to 2017

• Senior Vice President and Chief Brands Officer from 2013 to 2015

• Senior Vice President and Managing Director for Western Europe from 2011 to 2013

• Vice President and Finance Director for Western Europe from 2010 to 2011

• Vice President and Finance Director for North America from 2009 to 2010

QUALIFICATIONS AND SKILLS

• In-depth knowledge of Brown-Forman’s business, operations, and strategy gained during his 23-year career

• Extensive knowledge of the beverage alcohol industry

• Operations and financial experience

• Strategic thinking, leadership, management, consensus-building, and communication skills

Family relationships. No family relationship—first cousin or closer—exists between any two directors, executive officers, or individuals nominated or chosen to become a director or executive officer, except for the following relationships between Brown family directors: Geo. Garvin Brown IV and Campbell P. Brown are brothers, and Marshall B. Farrer is their first cousin; and Stuart R. Brown and Augusta Brown Holland are first cousins.

22	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DIRECTOR

COMPENSATION

OVERVIEW

Our directors serve one-year terms that begin when they are elected at an Annual Meeting and end immediately upon the election of directors at the next Annual Meeting. We refer to this period as a “Board Year” for director compensation purposes.

Our non-employee director compensation consists of an annual Board retainer, a Chair of the Board retainer, a Lead Independent Director retainer, committee member retainers, committee chair retainers, and meeting fees. To align the interests of our non-employee directors with those of our stockholders, non-employee directors receive their Board retainers in a combination of cash and equity. Non-employee directors receive meeting fees only if they attend more than eight meetings (Board), ten meetings (Audit Committee), or six meetings (Compensation Committee and Corporate Governance and Nominating Committee). The Compensation Committee believes this compensation structure appropriately reflects the importance of directors’ active participation at Board and committee meetings.

The Compensation Committee reviews, with the assistance of its independent consultant, FW Cook, information each year related to the competitiveness of our non-employee director compensation. From time to time, the Compensation Committee recommends adjustments to our compensation structure to ensure that it remains competitive and incorporates the appropriate level and mix of compensation. Based upon the review conducted in fiscal 2020, and with the advice of FW Cook, the Compensation Committee recommended to the Board, and the Board approved, that the existing retainer and fee structure remain unchanged.

DIRECTOR COMPENSATION STRUCTURE

Pay Element		Amount

Lead Independent Director Retainer		$45,000

Paid in six installments over the Board Year.

Board Retainer		$205,000 total

Directors may elect to receive their cash retainer in equity. Directors who have satisfied our stock ownership guidelines may elect to receive up to 100% of the retainer in cash rather than receiving equity. The cash retainer is paid in six installments over the Board Year. Any awards of deferred stock units are made in their entirety on the Annual Meeting date.		• $70,000 cash • $135,000 equity (deferred stock units)

Meeting Fees	Board	$5,000 per meeting

No fee is paid unless the director attends more than eight Board meetings.		$2,500 per telephonic meeting

No fee is paid unless the director attends more than ten meetings (Audit Committee) or six meetings (Compensation and Corporate Governance and Nominating Committees).	Audit, Compensation, and Corporate Governance and Nominating Committees	$2,500 per meeting $1,250 per telephonic meeting

Committee Member Retainers	Audit Committee	$25,000
Paid in six installments over the Board Year.	Compensation Committee	$20,000

	Corporate Governance and Nominating Committee	$20,000

Committee Chair Retainers (excluding Executive Committee)		$20,000

Paid in six installments over the Board Year. A director who chairs more than one committee will receive multiple chair retainers. The Committee Chair Retainer is in addition to the Committee Member Retainer.

Non-Employee Chair of the Board Retainer		$625,000

Paid in six installments over the Board Year.

Deferred Stock Units

Our Deferred Stock Unit (DSU) program for non-employee directors allows us to issue both Class A common DSUs and Class B common DSUs. Each DSU represents the right to receive one share of Brown-Forman’s Class A or Class B common stock, based on the closing price of the shares on the date the award is made. After a non-employee director’s Board service ends, his or her DSUs are paid out in shares of Class A or Class B common stock following a six-month waiting period. Directors may elect to receive this distribution either in a single lump sum or in ten equal annual installments.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	23

DIRECTOR COMPENSATION | OVERVIEW

Non-employee directors are credited with the cash dividends on the number of shares represented by the DSUs they held on the record date for that dividend. These dividend credits are converted to additional DSUs based on the market value of the Class A or Class B common stock as of the dividend payment date.

If a director’s Board service ends during a Board Year, the DSUs attributable to the remainder of that Board Year do not vest and are forfeited.

Employee Directors

Lawson E. Whiting, Campbell P. Brown, and Marshall B. Farrer are our employee directors. They do not receive any compensation for serving on our Board, any of its committees, or on the boards or equivalent bodies of any of our subsidiaries.

Stock Ownership Guideline

Our stock ownership guideline for non-employee directors is equal to five times the annual board retainer, which for the 2020 Board Year was $1,025,000. When considering whether a non-employee director has satisfied the stock ownership guideline, the Compensation Committee includes Class A or Class B common stock held directly and all DSUs. The value of any unexercised stock-settled stock appreciation rights (SSARs) is not included. Any non-employee director who has not yet met the stock ownership guideline will receive at least 60% of his or her annual Board retainer in DSUs.

Expense Reimbursement

We reimburse all directors for reasonable and necessary expenses they incur in connection with attending Brown-Forman Board and committee meetings. In addition, we provide a stipend of $3,000 per meeting to directors who must travel to an overseas location for such Board and committee meetings.

Continuing Education Allowance

Brown-Forman covers the cost, up to $10,000 per director per Board Year, of continuing education programs to support our directors’ efforts to remain current on best practices in board governance, industry matters, or other business topics relevant to their Board service.

Events

We occasionally invite our directors and their spouses to events, including strategy retreats, retirement celebrations, award dinners, and similar functions. We believe these occasions provide valuable opportunities for our directors to establish and develop relationships with our senior executives, long-term stockholders, employees, and each other, furthering our objective of having a strong and cohesive board.

24	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DIRECTOR COMPENSATION | FISCAL 2020 DIRECTOR COMPENSATION

FISCAL 2020 DIRECTOR COMPENSATION

The following table shows the compensation paid to non-employee directors for their service in fiscal 2020.

FISCAL 2020 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash(1)	DSU Awards(2)(3)	All Other Compensation(4)	Total

Patrick Bousquet-Chavanne	$101,250	$135,000	$15,000	$251,250

Geo. Garvin Brown IV	537,500	312,500	15,000	865,000

Stuart R. Brown	111,250	102,500	—	213,750

Bruce L. Byrnes	115,000	135,000	—	250,000

John D. Cook	208,750	135,000	—	343,750

Laura L. Frazier	205,000	—	—	205,000

Kathleen M. Gutmann	95,000	135,000	—	230,000

Augusta Brown Holland	64,341	135,000	—	199,341

Michael J. Roney	57,500	205,000	15,000	277,500

Tracy L. Skeans	27,500	205,000	—	232,500

Michael A. Todman	120,000	135,000	—	255,000

Paul C. Varga(5)	51,250	—	—	51,250

(1)

Amounts in this column reflect fees earned during fiscal 2020 and include annual Board retainer (if paid in cash), Lead Independent Director retainer, annual committee chair and committee member retainers, non-employee Chair of the Board retainer (if paid in cash), and any Board and committee meeting fees.

(2)

DSUs represent the right to receive one share of Class A or Class B common stock, and are determined by dividing the cash value of the compensation being paid in DSUs by the closing price of Class A or Class B common stock on the date of grant. DSU awards for the 2020 Board Year were granted on July 25, 2019. The closing price of our Class A common stock on that date was $53.34. The closing price of our Class B common stock on that date was $54.64. On dividend payment dates, outstanding DSUs are credited with dividend-equivalent DSUs.

(3)	The aggregate number of DSUs outstanding for each of our non-employee directors as of April 30, 2020, is set forth below. Annual grants of DSUs vest over the course of the Board Year.

Name	DSUs Outstanding Class A as of April 30, 2020	DSUs Outstanding Class B as of April 30, 2020

Patrick Bousquet–Chavanne	23,730	18,654

Geo. Garvin Brown IV	31,317	4,873

Stuart R. Brown	3,023	—

Bruce L. Byrnes	17,355	12,181

John D. Cook	22,974	19,006

Kathleen M. Gutmann	7,480	689

Augusta Brown Holland	10,664	1,484

Michael J. Roney	22,378	4,078

Tracy L. Skeans	8,661	—

Michael A. Todman	15,780	2,761

(4)	Reflects additional stipend amounts paid during fiscal 2020 to directors who must travel to an overseas location for Board and committee meetings.

(5)

Paul C. Varga retired from the Board on July 25, 2019. The amounts set forth under “Fees Earned or Paid in Cash” represent the fees earned for his service as a non-employee director for part of fiscal 2020.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	25

COMPENSATION

DISCUSSION AND

ANALYSIS

This section describes our executive compensation philosophy and objectives, and the decisions of the Compensation Committee (Committee) regarding the compensation of our Named Executive Officers (NEOs). For fiscal 2020, our NEOs were:

Lawson E. Whiting	Jane C. Morreau	Matthew E. Hamel	John V. Hayes	Thomas Hinrichs	Mark I. McCallum

President and Chief	Executive Vice	Executive Vice	Senior Vice President,	Senior Vice President,	Former Executive Vice
Executive Officer	President and Chief	President, General	President, USA &	President, International	President and Chief
	Financial Officer	Counsel and Secretary	Canada	Division	Brands Officer(1)

(1)	Mr. McCallum retired as an employee of Brown-Forman on December 31, 2019.

EXECUTIVE SUMMARY

Pay for Performance

We believe our short- and long-term incentive programs should drive performance. These programs utilize key performance metrics to compare our performance to that of our peers. We believe the use of these metrics accomplishes four key objectives:

① demonstrating value provided to our stockholders;	② ensuring that we hold ourselves to an objective performance standard;	③ reinforcing a competitive and innovative mindset among our leadership; and	④ ensuring that incentive payments are appropriate.

We believe one of the best measures of the value our NEOs create is the return provided to our stockholders relative to the returns of other companies in our industry and the broader S&P 500. We show the trends in total shareholder return, and how our CEO’s compensation compares with those trends, in the charts below:

BROWN-FORMAN TOTAL SHAREHOLDER RETURN (TSR) VS. EARNINGS PER SHARE (EPS) VS. CEO TOTAL COMPENSATION GROWTH(1)	TSR: BROWN-FORMAN VS. INDUSTRY VS. S&P 500(2)

(1)

Compares trends for TSR of Brown-Forman Class B common stock and diluted EPS (percent change from prior fiscal year) with the change in total compensation for the CEO role (percent change from prior fiscal year). Compensation amounts include base salary, stock appreciation rights, non-equity compensation, and all other compensation as reported in the fiscal 2020 Summary Compensation table. Compensation shown also includes the performance-adjusted restricted stock award values as reported at the end of the applicable three-year performance period. Change in pension values are excluded.

(2)	Represents the compound annual growth rate of TSR. Industry TSR is based on a weighted average of comparable companies in the distilled spirits industry.

26	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

Every year, the Committee evaluates NEO compensation in comparison to the compensation of executives with equivalent positions within our industry. (This process is described on page 30 under “How We Set Target Compensation for Our NEOs.”) The Committee’s 2020 annual review revealed that the total target direct compensation for our NEOs was either at or below the market median for our compensation peer group listed on page 31. In light of this review, we believe our executive compensation program delivers exceptional value to our stockholders, particularly considering the combination of strong returns and financial performance that Brown-Forman and our management team have delivered over multiple years.

Performance-Based Payouts for Fiscal 2020

Our compensation program demonstrates the close alignment between pay and performance.

CASH INCENTIVES

Short-Term Cash Incentive	Long-Term Cash Incentive

-6% growth IN UNDERLYING OPERATING INCOME,(1)	30% WEIGHTING	30% WEIGHTING	40% WEIGHTING

driven primarily by the global COVID-19 pandemic. As a result, the company performance component of the short-term cash incentives paid out at 0% of target.

(1)   “Underlying operating income” is defined on page 32. “Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

	absolute underlying operating income	relative underlying operating income compared to industry peers	achievement of key long-term strategic objectives in our B-F 150 corporate strategy

Our performance on these measures for the fiscal 2018–2020 performance period resulted in a payout of 80% of target.

EQUITY-BASED INCENTIVES

We use equity-based compensation to align the long-term economic interests of our NEOs with those of our stockholders. We offer our NEOs two types of equity-based incentives: performance-based restricted stock units and stock-settled stock appreciation rights.

• Performance-based restricted stock unit awards for the fiscal 2018–2020 performance period were converted into restricted shares shortly after the conclusion of fiscal 2020. The number of restricted shares awarded was determined by the cumulative TSR of our Class B common stock compared to the weighted average TSR of the companies constituting the Standard & Poor’s Consumer Staples Index.

Our relative performance against this group over the performance period was at the 88th percentile, resulting in a payout at 150% of target.

•	Payouts of our stock-settled stock appreciation rights are determined by the increase of our Class B common stock price above the awards’ stated grant price.

Advisory Votes on Executive Compensation

We conduct an advisory vote on our executive compensation (“say-on-pay”) every three years. Our last “say-on-pay” vote occurred at our 2017 Annual Meeting, and our stockholders expressed overwhelming support for the compensation of our NEOs, with more than 99% of the votes cast approving the advisory “say-on-pay” resolution. The Committee considered these results as one of many factors in its executive compensation decisions for fiscal 2018, 2019, and 2020, and did not make any material changes to our executive compensation program.

Following the expressed preference of our stockholders, we expect to continue to conduct advisory votes on executive compensation every three years, but reserve the right to conduct votes more frequently in order to seek additional feedback from our stockholders. As in the past, the Committee will consider the results of this year’s “say-on-pay” advisory vote (Proposal 2 on page 53) in its future executive compensation decisions.

Following this year’s vote, we expect to hold our next “say-on-pay” advisory vote at the 2023 Annual Meeting.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	27

COMPENSATION DISCUSSION AND ANALYSIS | OVERVIEW OF OUR COMPENSATION PROGRAM

OVERVIEW OF OUR COMPENSATION PROGRAM

Compensation Objectives and Principles

The objective of our executive compensation program is to attract, motivate, reward, and retain a diverse team of talented executives who will lead Brown-Forman to produce superior, sustainable, long-term value for our stockholders.

In order to remain competitive, as well as to ensure our compensation packages are aligned with the interests of our stockholders, we have established a program that we believe focuses on creating long-term value, reinforcing financial accountability, and delivering outstanding operational outcomes to drive sustained performance of Brown-Forman stock.

Compensation Elements

Principal elements of compensation for our NEOs include:

•  base salary (including holiday bonus);

•  short-term (one-year) performance-based cash compensation;

•  long-term (three-year) performance-based cash compensation;

•  long-term equity-based incentive compensation (stock-settled stock appreciation rights and performance-based restricted stock units);

•  benefits and limited perquisites generally available to all senior executives; and

•  limited post-employment compensation and other benefits.

Measuring Performance

To measure financial performance, we use a metric called “underlying operating income.” This metric is determined by adjusting GAAP operating income for the effects of acquisitions and divestitures, foreign currency changes, estimated net changes in distributor inventories for our brands, the impact of establishing the Brown-Forman Foundation, and the Chambord impairment. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

The Committee believes the most relevant measures of our performance are:

•  strong and sustained growth in underlying operating income, both on an absolute basis and relative to industry peers;

•  progress toward our long-term strategic goals; and

•  our three-year TSR relative to the S&P Consumer Staples Index.

On the advent of our 150th anniversary, Brown-Forman framed our long-term perspective and commitment as a thriving, family-controlled, independent company through the ambition “Nothing Better in the Market”. Driven by our values and core purpose of “enriching life”, the Company’s success is dependent on strategic priorities which build our brands and create shareholder value:

•  Keep Jack Daniel’s Tennessee Whiskey strong, healthy, and relevant to consumers worldwide;

•  Lead in premium American whiskey and increase the focus on our super-premium portfolio;

•  Deliver on balanced geographic growth and competitive routes to consumers;

•  Deliver top-tier TSR through shareholder-friendly capital allocation and balanced investments to fuel growth; and

•  Empower our people to lead, develop new capabilities, and live by our timeless values.

A more comprehensive view of our business integrates these priorities with a wider definition of value to recognize the many ways our Company contributes to the world around us. We are inspired to create an environment where leveraging diversity and inclusion occurs naturally. Our commitment to responsibility, sustainability, and the communities in which we live and work makes a meaningful difference in the way we build brands for our Company and consumers over the long-term.

28	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

COMPENSATION DISCUSSION AND ANALYSIS | THE ROLE OF OUR COMPENSATION COMMITTEE

FISCAL 2020 PERFORMANCE METRICS FOR BROWN-FORMAN INCENTIVE PLANS

Performance-Based Component	Performance Measures
Short-Term Cash Incentive	80% Weighting: Underlying operating income growth(1) relative to expected performance among industry peers

20% Weighting: Individual performance

Long-Term Cash Incentive	30% Weighting: Underlying operating income growth compared to sustained growth of 8%

30% Weighting: Underlying operating income growth compared to industry peers

40% Weighting: Progress toward long-term quantitative and qualitative strategic goals

Performance-Based Restricted Stock Units	TSR relative to S&P Consumer Staples Index

Stock-Settled Stock Appreciation Rights	Stock price growth above grant price

(1)	“Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

Competitive Compensation

We aspire to provide target compensation for our NEOs that approximates median target compensation delivered to executives in similar positions at companies we consider as competitors for senior executive talent. We believe that providing strong, competitive target compensation aligned with performance enhances our ability to secure the right executive leadership while driving the right results for our stockholders.

To help ensure we meet this objective, the Committee compares Brown-Forman’s compensation practices with those of a group of high-performing, brand-building consumer products companies with similar financial characteristics. The Committee reviews this group of companies annually to ensure they continue to meet these criteria. These companies are listed on page 31.

THE ROLE OF OUR COMPENSATION COMMITTEE

The Committee serves a critical role in our compensation governance by providing independent oversight and thought leadership on executive compensation and establishing performance objectives that correlate pay and performance. The Committee, with the assistance of its independent compensation consultant, FW Cook, establishes compensation for our NEOs and other designated executive officers, and helps the Board fulfill its duties relating to the compensation of our directors, officers, and employees. The Committee also has the sole authority, on behalf of the Board, to determine the compensation of our CEO. Pursuant to its charter, the Committee may delegate to the Management Compensation and Benefits Committee, or to one or more company officers, the authority to make equity awards to eligible individuals other than the NEOs. The Committee may change or revoke any delegation at any time.

The Committee is composed of three independent directors — Michael J. Roney (Chair), John D. Cook, and Tracy L. Skeans. Each member of the Committee qualifies as an independent director under the NYSE’s heightened independence standards for compensation committee members of non-controlled companies, as a non-employee director under SEC rules, and as an outside director under regulations adopted pursuant to Section 162(m) of the Internal Revenue Code. As a “controlled company,” Brown-Forman is not required to meet all of these standards, but we believe that doing so is in the best interests of our company and our stockholders.

The Committee’s deliberations and decisions are informed by the diverse experience of its members, input from certain members of management, advice from FW Cook, and access to functional experts at the company.

Sound Pay Practices

We avoid pay practices that we believe do not support the objectives of our executive compensation program or our culture. We do not offer NEOs employment agreements, non-performance-based cash payments (other than salary and holiday bonus), tax gross-ups, excessive perquisites, or change-in-control agreements. We also have an Incentive Compensation Recoupment Policy (commonly known as a “clawback” policy) that permits Brown-Forman to seek recovery of incentive compensation paid or awarded in the event we restate a financial filing because of material noncompliance with financial reporting requirements or we discover an error in the calculation of that incentive compensation.

Each year, we assess and evaluate potential compensation-related risks. Based upon this year’s review, management and the Committee have concluded that our compensation policies and practices do not create any risk that is reasonably likely to have a material adverse effect on Brown-Forman. This is our intent and it is consistent with our findings in prior years.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	29

COMPENSATION DISCUSSION AND ANALYSIS | TARGET COMPENSATION

The Compensation Consultant

As an independent compensation advisor, FW Cook is engaged by and reports directly to the Committee and attends Committee meetings as requested. FW Cook provides the Committee with information on external compensation trends and guidance on the compensation of our CEO and other NEOs, and also reviews this Compensation Discussion and Analysis. In addition, FW Cook provides independent advice to the Board on director remuneration, assists with the Board and Committee self-assessment process, and acts as the Committee’s advisor in working with management. FW Cook provides no other services to Brown- Forman or management.

In accordance with SEC and NYSE requirements, the Committee has reviewed the independence of FW Cook and determined that no conflict exists that would compromise the independence of the advice the firm provides.

TARGET COMPENSATION

How We Set Target Compensation for Our NEOs

We apply a customized approach to determine the target compensation for each NEO. We consider each NEO’s role, the value of the role in the labor market, and factors specific to the NEO as an individual. Individual factors include tenure with Brown-Forman, mastery of current role, potential to move into expanded roles, performance, scarcity of skill sets, retention risk, fit within our culture, career experience, and internal pay equity. We find that this approach leads to a more effective pay program than one based solely on external labor market data.

To ensure our pay is competitive, we compare NEO compensation with the compensation for executives in similar positions within our compensation comparator group. FW Cook prepares a market analysis comparing the target value of each element of compensation for Brown-Forman’s NEOs to the compensation paid by our compensation comparator group. This analysis produces a range of market-competitive levels of target compensation as one consideration in determining pay for our NEOs. While we do not set target compensation to meet specific benchmarks, we do consider the median of the comparator group as a guide to appropriate target pay ranges for our NEOs.

To determine the pay elements that make up each NEO’s compensation package, we begin by reviewing the pay mix offered by companies in our compensation comparator group. The objective of this practice is to design a pay mix that aligns with compensation programs in our comparator group, while supporting our goal of creating sustainable value for stockholders. FW Cook and the Committee periodically review pay mix to ensure we maintain this alignment.

BROWN-FORMAN CEO AND NEO PAY MIX VS. COMPENSATION COMPARATOR GROUP

30	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

COMPENSATION DISCUSSION AND ANALYSIS | AWARDS AND PAYOUTS IN FISCAL 2020: FIXED AND SHORT-TERM COMPENSATION

Compensation Comparator Group

Each year, the Committee reviews the membership of the compensation comparator group to ensure continued alignment with the characteristics of Brown-Forman. As a result of the most recent review, we added Treasury Wine Estates Limited to the list of peers. The companies shown below constituted the compensation comparator group for decisions made as of March 25, 2020.

Church & Dwight Co., Inc.	Harley Davidson, Inc.	Pernod Ricard	Tiffany & Co.
Conagra Brands, Inc.	lululemon athletica inc.	Rémy Cointreau	Treasury Wine Estates Limited
Constellation Brands, Inc.	McCormick & Company, Incorporated	The Hain Celestial Group, Inc.
Davide Campari-Milano S.p.A.	Molson Coors Beverage Company	The Hershey Company
Diageo Plc	Monster Beverage Corporation	The J.M. Smucker Company

Target Total Direct Compensation for Fiscal 2020

The chart below shows the annualized target total direct compensation for each of our NEOs in fiscal 2020 versus fiscal 2019, and the percentage change of the compensation packages.

FISCAL 2020 VERSUS FISCAL 2019 NEO TARGET TOTAL DIRECT COMPENSATION

(1)

Salary and holiday bonus are based on the one-year period beginning on July 1. Other compensation elements are based on our fiscal year beginning May 1. Any change to compensation during the year is prorated.

(2)	Mr. Hinrichs is based in Amsterdam, Netherlands and paid in euros. The amount shown is the U.S.-dollar equivalent.

(3)	Mr. McCallum retired from Brown-Forman on December 31, 2019. Amounts shown reflect his pro-rated compensation based on his retirement date.

AWARDS AND PAYOUTS IN FISCAL 2020: FIXED AND SHORT-TERM COMPENSATION

Fixed Compensation

Base salary. Salaries typically are adjusted each July after we complete our annual performance review process, but an NEO’s salary may be adjusted at other times to reflect a change in role or responsibility.

Holiday bonus. One of our longstanding traditions is to offer all of our salaried employees, including our NEOs, a lump-sum cash bonus during the holiday season. This bonus is intended to promote continued service and to show appreciation for our employees. The holiday bonus, which we consider to be part of base salary, is guaranteed and based solely on an employee’s tenure with Brown-Forman.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	31

COMPENSATION DISCUSSION AND ANALYSIS | AWARDS AND PAYOUTS IN FISCAL 2020: FIXED AND SHORT-TERM COMPENSATION

The table below shows the total amount of fixed compensation that each of our NEOs received in fiscal 2020.

FIXED COMPENSATION FOR 2020(1)

Name	Amount
Lawson E. Whiting	$1,074,760
Jane C. Morreau	640,771
Matthew E. Hamel	549,995
John V. Hayes	427,180
Thomas Hinrichs(2)	473,487
Mark I. McCallum(3)	475,777

(1)	Reflects fiscal year fixed compensation from May 1, 2019, to April 30, 2020, which includes base salary and holiday bonus.

(2)	Mr. Hinrichs is based in Amsterdam, Netherlands and paid in euros. The amount shown is the U.S.-dollar equivalent.

(3)	Mr. McCallum retired from Brown-Forman on December 31, 2019. His fixed compensation has been pro-rated to reflect his employment period of May 1, 2019 to December 31, 2019.

Short-Term Incentive Compensation

Our NEOs participate in an annual performance-based cash compensation program in which payouts depend on the achievement of certain performance goals during the fiscal year.

For fiscal 2020, 80% of the target award was tied to company performance and 20% was tied to individual performance. We believe basing the majority of short-term incentive awards for NEOs on company performance appropriately reflects the collective accountability of our most senior executives for the success of the organization. We also believe that basing a lesser, but meaningful, portion of the short-term incentive on individual performance provides flexibility to differentiate awards among NEOs based on their respective achievements during the fiscal year.

Both the corporate and individual portions of our short-term incentives are subject to a performance factor of 0% to 200%. After adjusting for performance, the two components are added together to determine the total short-term incentive payment. As a result, the total value of short-term incentive payouts may vary between 0% and 200% of target—a range we believe is sufficient for recognizing varying levels of performance without encouraging excessive risk-taking.

Please see the “Non-Equity Incentive Plan Compensation” column of the Fiscal 2020 Summary Compensation Table found on page 42 for the amounts paid to the NEOs in short-term incentive compensation for fiscal 2020.

COMPANY PERFORMANCE (80% OF TARGET AWARD)

Company performance goals for fiscal 2020 were based on Brown-Forman’s underlying operating income growth compared to the expected performance of our industry peers. We aspire to outperform these peers consistently and sustainably, and considered our historic underlying operating income growth trends and outlook for fiscal 2020 performance when setting these objectives. The Committee determined that, for purposes of the short-term incentive compensation plan, Brown-Forman achieved underlying operating income of $1,053 million for fiscal 2020, which represents a decline of 6% compared to last fiscal year, compared to an expected growth rate set prior to the global COVID-19 pandemic of 7%. As shown on the next page, these results led to a payout of 0% of target for this portion of the short-term incentive.

Underlying operating income at Brown-Forman was calculated by adjusting GAAP operating income for the following effects:

•	acquisitions and divestitures;

•	foreign currency changes;

•	estimated net changes in distributor inventories for our brands; and

•	the Chambord impairment.

“Underlying operating income” is not derived in accordance with GAAP. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

32	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

COMPENSATION DISCUSSION AND ANALYSIS | AWARDS AND PAYOUTS IN FISCAL 2020: LONG-TERM COMPENSATION

The fiscal 2020 short-term performance goal, our actual performance, and the resulting payout percentage of 0% of target are shown in the chart below:

FISCAL 2020 SHORT-TERM INCENTIVE COMPENSATION PERFORMANCE GOAL (IN $MM)

INDIVIDUAL PERFORMANCE (20% OF TARGET AWARD)

Individual performance objectives for the NEOs consist of qualitative and quantitative goals that support the achievement of our strategic priorities, such as fulfilling individual job responsibilities, providing diversity and inclusion leadership, implementing talent development, developing profit-driving ideas, implementing B-F 150 strategies, and making overall contributions to Brown-Forman as a senior leader. Payout levels for the individual portion of the short-term incentive are based on the following guidelines for aligning performance and compensation:

Performance (B-F Nomenclature)	Payout as a Percentage of Target
Superior (Excellent)	176%–200%
Above Target (Very Strong)	126%–175%
On Target (Strong)	76%–125%
Below Target (Varied or Inconsistent)	Up to 75%
Immediate Improvement Required (Performance Needs Improvement)	No incentive paid

AWARDS AND PAYOUTS IN FISCAL 2020: LONG-TERM COMPENSATION

Long-term incentives are the most important and largest portion of our NEOs’ compensation. These awards are intended to focus the efforts of our executives on long-range strategic goals, including sustainable growth and performance of our brands, and superior returns to our stockholders. They also serve as a strong retention incentive and enhance the alignment of our executives’ interests with those of our stockholders by building equity ownership.

The Committee initially determines the target dollar value of the total long-term incentive award for each NEO. The target long-term incentives are divided equally into four components:

25% performance-based cash incentives	25% stock-settled stock appreciation rights

25% performance-based restricted stock units	25% any combination of the above, based on the NEO’s preference, subject to Committee discretion

The Committee has discretion to allocate the flexible 25% portion of the award in any manner it chooses. Traditionally, however, the Committee has chosen to follow the individual preferences expressed by each NEO. Our aim with this approach is to encourage balanced performance in order to create sustainable value for stockholders, while also delivering compensation that has the highest perceived value for each individual NEO.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	33

COMPENSATION DISCUSSION AND ANALYSIS | AWARDS AND PAYOUTS IN FISCAL 2020: LONG-TERM COMPENSATION

Long-Term Performance-Based Cash Incentive

(For the Fiscal 2020–2022 Performance Period)

We provide our NEOs with an opportunity to earn a cash-based incentive award linked to Brown-Forman’s achievement of long-term performance goals. The graphic below shows how we tie this incentive to those goals.

LONG-TERM CASH INCENTIVES FORMULA

To calculate the final payout, we:

1.	Assess performance under the three metrics below and calculate a payout percentage for each.
2.	Weight these payout percentages using the weightings shown below.
3.	Add the three weighted percentages to calculate the final payout percentage.
4.	Multiply each NEO’s target award by the final payout percentage.

30% weighting

Sustained Financial Performance

METRIC: **Underlying operating income growth[1] over the three-year performance period**

3%	8%	13%
Threshold 0% Payout	**Target** 100% Payout	**Maximum** 200% Payout

\+

30% weighting

Relative Financial Performance

METRIC: **Underlying operating income growth vs. weighted average underlying operating income growth of comparable companies within the distilled spirits industry over the three-year performance period**

No Growth	Weighted Average Growth	2x Weighted Average Growth
Threshold 0% Payout	**Target** 100% Payout	**Maximum** 200% Payout

If the weighted average growth for the industry is negative in a particular year, the Committee may exercise judgment in determining the payout level.

\+

40% weighting

B-F 150 Scorecard Progress

METRIC: **Performance vs. B-F 150 Scorecard**

Company performance is measured based on quantitative measures relating to underlying net sales[2] and qualitative strategic initiatives as determined by the Committee over the three-year performance period.

=

Payout

Range of 0–200% of Target

(1)

Before any long-term cash incentive may be earned, the company must achieve the threshold underlying operative income objective over the three-year performance period. If the underlying operating income threshold is not achieved, no awards will be earned.

(2)

Underlying net sales is a non-GAAP measure and is detailed in Part II, Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” under the heading “Non-GAAP Financial Measures,” in our Annual Report on Form 10-K for fiscal 2020.

34	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

COMPENSATION DISCUSSION AND ANALYSIS | AWARDS AND PAYOUTS IN FISCAL 2020: LONG-TERM COMPENSATION

AWARDS GRANTED IN FISCAL 2020 (FOR THE FISCAL 2020–2022 PERFORMANCE PERIOD)

Long-term cash incentives granted in fiscal 2020 have a three-year performance period and, if earned, will be paid shortly after fiscal 2022 ends. The table below shows the target awards granted to each NEO in fiscal 2020.

TARGET LONG-TERM CASH AWARDS FOR FISCAL 2020–2022 PERFORMANCE PERIOD

Name	Amount

Lawson E. Whiting	$1,208,334

Jane C. Morreau	466,200

Matthew E. Hamel	168,418

John V. Hayes	210,000

Thomas Hinrichs(1)	128,021

Mark I. McCallum(2)	304,125

(1)	Mr. Hinrichs is based in Amsterdam, Netherlands and paid in euros. The amount shown is the U.S.-dollar equivalent.

(2)	Mr. McCallum’s amount shown is pro-rated for the period May 1, 2019 to December 31, 2019. See “Treatment of Short-Term and Long-Term Incentive Awards Upon Termination of Employment” on page 50.

AWARDS EARNED IN FISCAL 2020 (FOR THE FISCAL 2018–2020 PERFORMANCE PERIOD)

Our long-term cash awards for the three-year performance period beginning in fiscal 2018 were paid out shortly after fiscal 2020 ended. Based on our performance, the payout was 80% of the target award, calculated as shown in the graphic below:

ACTUAL PERFORMANCE AND PAYOUT FOR FISCAL 2018–2020 PERFORMANCE PERIOD(1)

(1)

Reflects the originally reported growth in “underlying operating income.” “Underlying operating income” is not derived in accordance with GAAP. The “underlying operating income” growth rate for fiscal 2018 was not retrospectively adjusted to reflect the impact from the adoption of the Accounting Standards Update 2017-07 (related to pension) and other reclassified expenses related to certain marketing research and promotional agency costs. The impact of these changes, which had no effect on net income, was not material. The long-term incentive compensation related to fiscal 2018 was also not retrospectively adjusted as a result. Please refer to Appendix A of this Proxy Statement for information about our use of non-GAAP measures.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	35

COMPENSATION DISCUSSION AND ANALYSIS | AWARDS AND PAYOUTS IN FISCAL 2020: LONG-TERM COMPENSATION

The table below shows the long-term cash award that each NEO earned in fiscal 2020 based on the 80% payout for the fiscal 2018–2020 performance period.

LONG-TERM CASH AWARDS PAID FOR FISCAL 2018–2020 PERFORMANCE PERIOD

Name	Amount

Lawson E. Whiting	$324,667

Jane C. Morreau	288,000

Matthew E. Hamel	127,000

John V. Hayes	114,000

Thomas Hinrichs(1)	162,565

Mark I. McCallum	344,000

(1)	Mr. Hinrichs is based in Amsterdam, Netherlands and paid in euros. The amount shown is the U.S.-dollar equivalent.

Performance-Based Restricted Stock Units

We award our NEOs and certain other executives shares of Class A common stock through our performance-based restricted stock unit awards. Unless otherwise determined by the Committee, performance-based restricted stock unit awards are granted on the date of the Annual Meeting.

AWARDS GRANTED IN FISCAL 2020 (FOR THE FISCAL 2020–2022 PERFORMANCE PERIOD)

Performance-based restricted stock units granted in fiscal 2020 have a three-year performance period. These awards are initially expressed as a dollar value and converted to a specific number of units. At the end of the three-year performance period, the number of units will be adjusted for performance and converted to shares that are subject to an additional one-year holding requirement.

TARGET PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARDS FOR FISCAL 2020–2022 PERFORMANCE PERIOD

Name	Amount

Lawson E. Whiting	$1,400,000

Jane C. Morreau	349,650

Matthew E. Hamel	168,418

John V. Hayes	105,000

Thomas Hinrichs(1)	129,765

Mark I. McCallum(2)	152,072

(1)	Mr. Hinrichs’s amount shown was converted from EUR to USD using grant date conversion methodology on July 25, 2019.

(2)	Mr. McCallum’s amount shown is pro-rated for the period May 1, 2019 to December 31, 2019. See “Treatment of Short-Term and Long-Term Incentive Awards Upon Termination of Employment” on page 50.

Performance will be measured by comparing the three-year cumulative TSR of Brown-Forman’s Class B common stock with the three-year cumulative TSR of the companies in the S&P Consumer Staples Index. The payout scale is shown on the next page. In addition to the relative TSR performance measurement, Brown-Forman must achieve a threshold underlying operating income objective during the three-year performance period. If the underlying operating income threshold is not achieved, no awards will be earned.

36	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

COMPENSATION DISCUSSION AND ANALYSIS | AWARDS AND PAYOUTS IN FISCAL 2020: LONG-TERM COMPENSATION

PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARDS:

PAYOUT SCALE AND POTENTIAL PAYOUTS FOR FISCAL 2020–2022 PERFORMANCE PERIOD

Payouts for performance between threshold and target and between target and maximum will be interpolated using a straight-line method. In calculating TSR, we look at the average closing stock prices over the 60 trading days preceding the performance period and the final 60 trading days of the performance period. The companies used for the performance comparison will be those that constitute the S&P Consumer Products Index at the end of the performance period.

AWARDS EARNED IN FISCAL 2020 (FOR THE FISCAL 2018–2020 PERFORMANCE PERIOD)

Performance-based restricted stock unit awards for the fiscal 2018–2020 performance period were determined based on a three-year performance period, and now are subject to a one-year holding period. Performance was measured by comparing the three-year cumulative TSR of Brown-Forman’s Class B common stock with the three-year cumulative TSR of the companies that constituted the S&P Consumer Staples Index when the performance period ended. Performance-based restricted stock unit awards earned over the three-year performance period ending April 30, 2020, are subject to a holding requirement that ends April 30, 2021, though certain events may cause an award to vest earlier.

The following companies constituted the comparative S&P Consumer Staples Index at the end of the 2018–2020 performance period:

Altria Group, Inc.	Coty Inc.	Lamb Weston Holdings, Inc.	The Kraft Heinz Company
Archer-Daniels-Midland Company	General Mills, Inc.	PepsiCo, Inc.	The Kroger Co.
Brown-Forman Corporation (Cl B)	Hormel Foods Corporation	Philip Morris International Inc.	The Procter & Gamble Company
Campbell Soup Company	Kellogg Company	Sysco Corporation	Tyson Foods, Inc. (Cl A)
Church & Dwight Co., Inc.	Kimberly-Clark Corporation	The Clorox Company	Walgreens Boots Alliance, Inc.
Colgate-Palmolive Company	McCormick & Company, Incorporated	The Coca-Cola Company	Walmart Inc.
Conagra Brands, Inc.	Molson Coors Beverage Company (Cl B)	The Estée Lauder Companies Inc. (Cl A)
Constellation Brands, Inc. (Cl A)	Mondelēz International, Inc. (Cl A)	The Hershey Company
Costco Wholesale Corporation	Monster Beverage Corporation	The J.M. Smucker Company

The Committee chose a range of payouts (50% to 150% of target) to support our goals of pay for performance and increased NEO equity ownership, while at the same time discouraging unnecessary risk-taking. Based on performance over the three-year period ending in fiscal 2020, the awards paid out at 150% of target, as shown below.

PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARDS:

PERFORMANCE FOR FISCAL 2018–2020 PERFORMANCE PERIOD

Payouts for performance between threshold and target and between target and maximum are interpolated using a straight-line method. In calculating TSR, we look at average closing stock prices over the 60 trading days preceding the performance period and the final 60 trading days of the performance period.

The number of shares issued was determined by multiplying the target award by a three-year performance percentage and adjusting the resulting number upwards to account for dividends paid during the second and third years of the performance period. The Committee chose this calculation method to ensure that our NEOs remain exposed to changes in stock price, but also earn the dividends paid during the performance period, consistent with the goals of our long-term incentive plan.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	37

COMPENSATION DISCUSSION AND ANALYSIS | OTHER COMPENSATION ELEMENTS

The shares awarded for the 2018–2020 performance period were issued on June 1, 2020, and are subject to a one-year holding period that ends on April 30, 2021. For more information on the performance-based restricted stock unit awards granted during fiscal 2020, please see the Fiscal 2020 Grants of Plan-Based Awards Table and the Outstanding Equity Awards at 2020 Fiscal Year-End Table, set forth on pages 44 and 45, respectively.

The table below shows the number of shares of performance-based restricted stock units issued for the fiscal 2018–2020 performance period.

SHARES ISSUED FOR FISCAL 2018–2020 PERFORMANCE PERIOD(1)

Name	Class A Shares(2)	Class B Shares(3)	Total Shares

Lawson E. Whiting	4,782	1,196	5,978

Jane C. Morreau	7,945	1,986	9,931

Matthew E. Hamel	4,672	1,168	5,840

John V. Hayes	2,098	525	2,623

Thomas Hinrichs	2,481	621	3,102

Mark I. McCallum	6,328	1,582	7,910

(1)

The 5-for-4 stock split effective February 28, 2018, granted all additional shares in Class B common stock, regardless of the initial class of shares held. As a result, our NEOs received shares issued in both Class A and Class B common stock.

(2)	Reflects the number of shares of Class A common stock inclusive of the February 28, 2018, stock split and the April 23, 2018, special dividend.

(3)	Shares of Class B common stock were awarded as a result of the February 28, 2018, stock split, and are likewise inclusive of the April 23, 2018, special dividend.

Stock-Settled Stock Appreciation Rights

We award stock-settled stock appreciation rights (SSARs) that allow our NEOs to receive the value of the appreciation of our Class B common stock between the grant date and the exercise date three years later. Unless the Committee determines otherwise, SSARs are granted annually on the date of the Annual Meeting. The number of Class B common stock SSARs awarded to our NEOs for fiscal 2020 was determined by dividing the total dollar value of each SSAR award by the value of one SSAR (determined by the Black-Scholes method) at the close of trading on the grant date. SSARs become exercisable on the first day of the third fiscal year following the grant date, and generally are exercisable for seven fiscal years thereafter. The SSARs granted in July 2019 (for fiscal 2020) therefore become exercisable on May 1, 2022, and expire on April 30, 2029.

SSAR GRANTS IN FISCAL 2020 (IN CLASS B COMMON STOCK)

Name	SSARs Granted

Lawson E. Whiting	110,063

Jane C. Morreau	31,416

Matthew E. Hamel	30,264

John V. Hayes	9,434

Thomas Hinrichs	23,319

Mark I. McCallum(1)	13,663

(1)	Mr. McCallum’s amount shown is pro-rated for the period May 1, 2019, to December 31, 2019. See “Treatment of Short-Term and Long-Term Incentive Awards Upon Termination of Employment” on page 50.

OTHER COMPENSATION ELEMENTS

Post-Termination Compensation and Benefits

We do not have employment agreements with any of our NEOs, nor do we maintain a formal severance plan that provides for post-termination compensation or benefits.

Employee Benefits and Perquisites

We provide our NEOs with certain benefits that are available to nearly all of our salaried employees in the United States, including term life insurance (equal to two times target cash compensation), travel accident insurance, matching contributions to a 401(k)

38	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

COMPENSATION DISCUSSION AND ANALYSIS | COMPENSATION POLICIES AND PRACTICES

savings plan, medical and dental insurance, and a pension that grows with each additional year of service and pay. NEOs and certain other executives receive additional benefits, including a leased automobile, automobile insurance, and limited reimbursement of financial planning expenses.

We purchase tickets to sporting and entertainment events for business outings with customers and suppliers. If the tickets are not used for business purposes, employees (including the NEOs) may use the tickets at no incremental cost to Brown-Forman. In addition, we occasionally invite the NEOs and their spouses to social events, including retirement celebrations, award dinners, and similar functions. We believe these events provide valuable opportunities for our senior executives to establish and develop relationships with our directors, long-term stockholders, employees, and each other, furthering our objectives of retention and having a strong and cohesive management team. For more detail on these employee benefits, please see the “All Other Compensation” column of the Fiscal 2020 Summary Compensation Table found on page 42.

Brown-Forman Corporation Non-Qualified Savings Plan

We provide our NEOs and other senior executives the opportunity to defer income on a pre-tax basis to help them plan for future financial needs. The Brown-Forman Corporation Non-Qualified Savings Plan (Savings Plan) enhances the perceived value of compensation for participants at very little cost to Brown-Forman. The Savings Plan allows our NEOs to make pre-tax deferrals of up to 50% of base salary (including holiday bonus) and up to 75% of short- and long-term cash incentives. Participants in the Savings Plan may notionally invest their plan balances in mutual funds within generally the same asset classes available to participants in our qualified 401(k) savings plan.

In the event a participant’s deferrals into the Savings Plan reduce the participant’s taxable compensation that would otherwise be considered 401(k)-eligible pay upon which a company matching contribution is calculated, Brown-Forman will contribute to the Savings Plan to make up for any lost match under the 401(k) plan. All deferrals to the Savings Plan, and Brown-Forman’s contributions to it, are 100% vested when made, as are any deemed earnings related to those contributions. The benefits owed under the Savings Plan are general unsecured obligations of Brown-Forman. Brown-Forman is not entitled to an income tax deduction on the benefits owed under the Savings Plan until the benefits become taxable to the participants, which generally will be when the benefits are actually paid. Benefits accumulated under the Savings Plan are payable at either a participant-selected date at least two years after a contribution is made or after a participant’s employment terminates. Amounts accumulated are payable in a lump sum six months after termination, except in the case of retirement, where the form of payment (lump sum or installments of up to ten years) and the time of payment (up to ten years after retirement) will be chosen by the participant. The fiscal 2020 Non-Qualified Deferred Compensation Table on page 49 contains information about NEO activity in the Savings Plan during fiscal 2020, including employee contributions, gains and losses attributable to the change in market value of the notional investments, and any payments to our NEOs.

COMPENSATION POLICIES AND PRACTICES

Incentive Compensation Recoupment Policy

The Committee oversees our Incentive Compensation Recoupment Policy. If Brown-Forman restates its reported financial results due to material noncompliance with any financial reporting requirement under the U.S. federal securities laws within three years after the date the results are first publicly issued or filed, or if we discover an error in the calculation of any incentive compensation that was awarded or paid within the preceding three years, then Brown-Forman will, at the direction of the Committee, seek to recover all or part of the incentive compensation awarded or paid to executive officers that would not have been awarded or paid based upon the restated financial results or correct incentive calculation. If the Committee determines that any executive officer engaged in fraud or intentional misconduct in connection with any such material noncompliance or error in incentive calculation, the Committee can direct Brown-Forman to seek to recover incentive compensation awarded or paid to that executive officer that would not have been awarded or paid based upon the restated financial results or correct calculation for a period of six years after the date such financial results were first publicly issued or filed or six years prior to the date such fraud or misconduct was discovered. The Committee has sole discretion in making all determinations under the Incentive Compensation Recoupment Policy, including the amount, if any, the company will seek to recover, whether the conduct of an executive officer caused or contributed to the need for a financial restatement or correction in the calculation of an incentive payment, and whether an executive officer engaged in fraud or intentional misconduct. Any determination made by the Committee under this policy is final, conclusive, and binding on all interested parties.

Retirement Age Policy

Our NEOs and other executive officers with high level policy-making positions are subject to a mandatory retirement age of 65. Such NEOs and executive officers are personally notified of the mandatory retirement policy at age 60 (or older if the individual attains such a position after age 60). An employee who does not become an NEO or executive officer until after attaining the age of 65 will have a two-year grace period once becoming subject to the policy.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	39

COMPENSATION DISCUSSION AND ANALYSIS | COMPENSATION POLICIES AND PRACTICES

Deductibility of Compensation

Section 162(m) of the Internal Revenue Code limits to $1 million the amount of annual compensation Brown-Forman may deduct for tax purposes for compensation paid to each of the Chief Executive Officer, the Chief Financial Officer, and the three highest compensated officers other than those two individuals. Prior to 2018, Brown-Forman could deduct compensation above $1 million if it was “performance-based compensation” within the meaning of Section 162(m). Under the Tax Cuts and Jobs Act of 2017, effective for our taxable years beginning on or after January 1, 2018, the exception under Section 162(m) for performance-based compensation is no longer available, subject to transition relief for certain grandfathered arrangements in effect as of November 2, 2017.

To maintain flexibility, Brown-Forman has never had a policy requiring that all NEO compensation be fully deductible, but the

Committee has generally considered the issue of deductibility when making compensation decisions.

Compensation Risk Assessment

To determine the level of risk arising from our compensation policies and practices, we conduct an annual risk assessment, with oversight by the Committee, its independent advisor, FW Cook, and by our internal auditors. The assessment is based on a framework provided by FW Cook and examines the risk associated with the compensation programs applicable to all of our employees. The assessment also considers the features of our compensation programs that are designed to mitigate risk. We believe our compensation programs encourage and reward an appropriate level of risk-taking. Management and the Committee concluded, based upon the results of the assessment for fiscal 2020, that our compensation policies and practices are not reasonably likely to have a material adverse effect on Brown-Forman.

Equity Award Grants

Under our equity award grant policy, the grant date of any award must be the date of the Committee or Board meeting at which it was approved, and the grant price must be the closing price of the relevant class of our common stock on the grant date. We do not have a program, plan, or practice of timing equity award grants in conjunction with the release of material nonpublic information (or vice versa). We have never re-priced or back-dated options or SSARs granted under any of our equity compensation plans, and our 2013 Omnibus Compensation Plan specifically prohibits such practices.

Source of Plan Shares

We try to limit the source of shares delivered to participants under our equity compensation plans to those we purchase from time to time on the open market (in connection with our publicly announced share repurchase programs), in private transactions, or otherwise. If we determine that the timing of such purchases may unduly affect the market price of the shares, the purchases may be spread over a period of time sufficient to minimize this effect. We may use newly-issued shares to cover exercises or redemptions of awards and then purchase an equal number of shares on the open market or otherwise as quickly as is reasonably practicable thereafter. These practices minimize long-term dilution to our stockholders.

Margin Sales, Derivative, and Hedging Transactions Prohibited

Our Insider Trading Policy prohibits employees, officers, and directors from selling Brown-Forman securities that they do not own

(a “short sale”), purchasing shares on margin, or holding shares in a margin account. Employees, officers, and directors also are prohibited from engaging in transactions involving exchange-traded options, puts, calls, or other derivative securities based on Brown-Forman securities and in any hedging or monetization transactions accomplished through a number of possible mechanisms, including the use of financial instruments such as prepaid variable forwards, equity swaps, and collars.

Our Policy on Stock Ownership Guidelines

We do not have stock ownership guidelines for our employees. Due to our family-controlled status, we do not believe that encouraging employees to accumulate large quantities of Brown-Forman stock is a top priority. However, the Committee does review the stock ownership status of our NEOs before granting additional stock-based compensation each year to ensure that such grants are necessary and to assess potential retention risk. We list the stock beneficially owned by our NEOs on page 55.

Conclusion

We believe our executive compensation program continues to successfully attract, motivate, reward, and retain a team of talented and diverse executives and key employees, both in the United States and around the world, who will lead us to achieve our corporate ambition so aptly described as “Nothing Better in the Market” and enable us to deliver sustainable and superior value to our stockholders over time.

40	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

COMPENSATION

COMMITTEE REPORT

We, the Compensation Committee of the Board of Directors of Brown-Forman Corporation, have reviewed and discussed with management the foregoing Compensation Discussion and Analysis, and based on such review and discussion, have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE

Michael J. Roney, Chairman

John D. Cook

Tracy L. Skeans

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	41

COMPENSATION

TABLES

SUMMARY COMPENSATION

The following table sets forth the compensation of our NEOs for the fiscal years shown below, calculated under SEC rules.

FISCAL 2020 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1)	Bonus(2)	Stock Awards(3)	SSAR/Option Awards(4)	Non-Equity Incentive Plan Compensation(5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(6)	All Other Compensation(7)	Total

Lawson E. Whiting President and Chief Executive Officer	2020	$1,074,760	$—	$1,480,080	$1,225,001	$660,412	$1,720,684	$35,470	$6,196,407
	2019	872,374	—	459,765	450,009	1,147,350	729,193	37,202	3,695,893
	2018	597,524	—	184,620	227,510	931,719	402,500	33,732	2,377,605

Jane C. Morreau Executive Vice President and Chief Financial Officer	2020	640,771	—	369,650	349,660	416,700	1,442,638	33,161	3,252,580
	2019	620,842	—	321,836	315,011	747,180	1,027,251	33,088	3,065,208
	2018	598,978	—	306,754	270,008	966,665	772,978	31,264	2,946,647

Matthew E. Hamel(8) Executive Vice President, General Counsel and Secretary	2020	549,995	—	178,052	336,838	209,750	557,686	35,962	1,868,283
	2019	533,969	—	167,061	327,033	458,917	335,765	33,246	1,855,991

John V. Hayes(9) Senior Vice President, President, USA & Canada	2020	427,180	—	111,006	105,000	180,950	843,923	31,050	1,699,109

Thomas Hinrichs(8)(10) Senior Vice President, President, International Division	2020	473,487	—	137,188	259,540	268,533	11,681	207,022	1,357,451
	2019	477,044	—	126,020	123,352	558,170	21,421	167,008	1,473,015

Mark I. McCallum(11) Former Executive Vice President and Chief Brands Officer	2020	475,777	—	160,760	152,069	427,089	931,022	15,365	2,162,082
	2019	678,140	—	226,255	221,454	886,006	532,313	34,517	2,578,685
	2018	661,480	—	244,267	215,006	1,173,350	450,726	30,466	2,775,295

(1)

Salary includes holiday bonus and is based on the fiscal year beginning May 1, 2019. The holiday bonus, which is provided to all salaried employees, is based on the employee’s tenure as shown in the table below:

Length of Continuous Service	Amount of Holiday Bonus

3 months but less than 6 months	1/8 of monthly salary

6 months but less than 5 years	1/4 of monthly salary

5 years but less than 10 years	3/8 of monthly salary

10 years or more	1/2 of monthly salary

(2)	Our NEOs do not receive non-performance-based compensation that would be considered a “Bonus” under SEC rules.

(3)

Includes the aggregate grant date fair value of performance-based restricted stock units granted during the respective fiscal years, calculated in accordance with the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The grant date fair value for the performance-based restricted stock units granted during fiscal 2020, assuming the maximum achievement of the performance goals would have been $2,220,120 for Mr. Whiting, $554,475 for Ms. Morreau, $267,078 for Mr. Hamel, $166,509 for Mr. Hayes, $205,782 for Mr. Hinrichs, and $241,140 for Mr. McCallum. Assumptions used in the calculation of these amounts are included in Note 10 to our audited financial statements for the fiscal year ended April 30, 2020, which appear in our Annual Report on Form 10-K for fiscal 2020.

(4)

Includes the aggregate grant date fair value of SSARs granted during the respective fiscal years, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to our audited financial statements for the fiscal year ended April 30, 2020, which appear in our Annual Report on Form 10-K for fiscal 2020.

42	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

COMPENSATION TABLES | SUMMARY COMPENSATION

(5)

Amounts listed for fiscal 2020 include short-term cash incentive compensation paid for the one-year performance period ending on April 30, 2020, and long-term cash incentive compensation paid for the three-year performance period ending on April 30, 2020, as approved by the Compensation Committee in May 2020 and paid on June 15, 2020. These amounts are shown below.

	Short-Term Cash	Long-Term Cash	Total

Lawson E. Whiting	$335,745	$324,667	$660,412

Jane C. Morreau	128,700	288,000	416,700

Matthew E. Hamel	82,750	127,000	209,750

John V. Hayes	66,950	114,000	180,950

Thomas Hinrichs	105,968	162,565	268,533

Mark I. McCallum	83,089	344,000	427,089

(6)

Amounts represent changes between fiscal years in the actuarial present value of the accumulated pension benefits of each of the NEOs under the applicable pension or savings plan. Pension values may fluctuate significantly from year to year depending on a number of factors, including age, years of service, average annual earnings, and the assumptions used to determine the present value, such as the discount rate and mortality tables. Please see the Fiscal 2020 Pension Benefits Table on page 48 for the assumptions used in calculating the change in pension value. None of the NEOs received above-market or preferential earnings (as these terms are defined by the SEC) on their non-qualified deferred compensation accounts.

	Qualified	Non-Qualified	Total

Lawson E. Whiting	$239,859	$1,480,825	$1,720,684

Jane C. Morreau	321,066	1,121,572	1,442,638

Matthew E. Hamel	166,048	391,638	557,686

John V. Hayes	285,511	558,412	843,923

Thomas Hinrichs	11,681	—	11,681

Mark I. McCallum	168,577	762,445	931,022

(7)	The following table sets forth each component of the “All Other Compensation” column for fiscal 2020.

Name	401(k) Matching Contribution(a)	Cost of Company- Provided Life Insurance	Cost of Company- Leased Car(b)(c)	Other(d)(e)	Total

Lawson E. Whiting	$14,250	$3,600	$16,420	$1,200	$35,470

Jane C. Morreau	13,525	3,600	12,036	4,000	33,161

Matthew E. Hamel	14,225	3,070	14,667	4,000	35,962

John V. Hayes	14,750	1,732	13,533	1,035	31,050

Thomas Hinrichs	—	—	17,956	189,066	207,022

Mark I. McCallum	4,462	2,470	8,433	—	15,365

(a)	For the period May 1, 2019, through April 30, 2020.

(b)	Values based on the cost to Brown-Forman during the fiscal year, including lease payments, maintenance, registration, and insurance premiums.

(c)	Amount shown for Mr. Hinrichs includes a car allowance in lieu of a company car.

(d)	Reimbursement of financial planning expenses up to a limit of $4,000 for the fiscal year.

(e)

Includes expatriate costs associated with Mr. Hinrichs’s assignment in the Netherlands, including cost of living allowance, rent, dependent education, utilities, language training, and storage of household goods.

(8)	Compensation for Mr. Hamel and Mr. Hinrichs is provided for only fiscal 2020 and 2019. Neither officer was an NEO in fiscal 2018.

(9)	Compensation for Mr. Hayes is provided only for fiscal 2020. Mr. Hayes was not a NEO in fiscal 2018 and 2019.

(10)	Mr. Hinrichs is based in Amsterdam, Netherlands and paid in euros. The amount shown is the U.S.-dollar equivalent.

(11)	Mr. McCallum retired as an employee on December 31, 2019. His amounts in the table above for fiscal 2020 are for the period from May 1, 2019, to December 31, 2019.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	43

COMPENSATION TABLES | GRANTS OF PLAN-BASED AWARDS

GRANTS OF PLAN-BASED AWARDS

The following table contains information regarding the equity and non-equity awards granted to our NEOs during fiscal 2020 under our 2013 Omnibus Compensation Plan. For additional information on the fiscal 2020 awards, please see the Compensation Discussion and Analysis, which begins on page 26.

FISCAL 2020 GRANTS OF PLAN-BASED AWARDS TABLE

									All Other Option Awards: Number of Securities Underlying Options(4)		Grant Date Fair Value of Stock and Option Awards(6)
	Grant Date	Award Type(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(3)				Exercise or Base Price of Option Awards(5)
Name			Threshold	Target	Maximum	Threshold	Target	Maximum

Lawson E. Whiting		STC	$—	$1,291,325	$2,582,650

		LTC	—	2,666,667	5,333,334

	7/25/2019	PBRSU				13,124	26,247	39,371			$1,480,080

	7/25/2019	SSAR							110,063	54.64	1,225,001

Jane C. Morreau		STC	—	495,000	990,000

		LTC	—	1,165,500	2,331,000

	7/25/2019	PBRSU				3,278	6,556	9,834			369,650

	7/25/2019	SSAR							31,416	54.64	349,660

Matthew E. Hamel		STC	—	318,270	636,540

		LTC	—	673,672	1,347,344

	7/25/2019	PBRSU				1,579	3,158	4,737			178,052

	7/25/2019	SSAR							30,264	54.64	336,838

John V. Hayes		STC	—	257,500	515,000

		LTC	—	420,000	840,000

	7/25/2019	PBRSU				985	1,969	2,954			111,006

	7/25/2019	SSAR							9,434	54.64	105,000

Thomas Hinrichs(7)		STC	—	407,750	815,500

		LTC	—	512,081	1,024,162

	7/25/2019	PBRSU				1,217	2,433	3,650			137,188

	7/25/2019	SSAR							23,319	54.64	259,540

Mark I. McCallum(8)		STC	—	319,574	639,148

		LTC	—	608,249	1,216,498

	7/25/2019	PBRSU				1,426	2,851	4,277			160,760

	7/25/2019	SSAR							13,663	54.64	152,069

(1)

“STC” represents short-term (or annual) incentive compensation payable in cash. “LTC” represents long-term incentive compensation payable in cash at the end of a three-year performance period. “PBRSU” represents Class A common performance-based restricted stock units. “SSAR” represents Class B common stock-settled stock appreciation rights.

(2)

Amounts represent potential value of the short-term incentive compensation opportunity for the fiscal 2020 performance period and the cash component of the long-term incentive compensation opportunity for the fiscal 2020 through fiscal 2022 performance period. No amounts are payable if threshold underlying operating income performance levels are not achieved. STC and LTC are capped at 200% of target. Please see the “Non-Equity Incentive Plan Compensation” column of the Fiscal 2020 Summary Compensation Table on page 42 for amounts actually paid. These amounts include the short-term cash incentive compensation paid for the one-year performance period ending on April 30, 2020, and the long-term cash incentive compensation paid for the three-year performance period ending on April 30, 2020. The maximum awards providing for cash settlement that may be granted to any NEO in fiscal 2020 were capped at $6,000,000.

(3)

Amounts represent the estimated payouts of the PBRSU awards granted in fiscal 2020. PBRSU awards are subject to a three-year performance period followed by a one-year holding period. The final number of shares earned will be determined by multiplying the number of units by the three-year performance percentage, and adjusting the resulting number upwards to account for dividends paid during the second and third years of the performance period. PBRSU awards granted in fiscal 2020 will vest on June 1, 2022. The estimated possible payouts assume a 50% threshold and 150% maximum payout.

(4)

The number of SSARs awarded for fiscal 2020 was determined by dividing the total cash value of each SSAR award by the Black-Scholes value ($11.13) of our Class B common stock as of the close of trading on the date of grant, July 25, 2019. SSARs become exercisable on the first day of the third fiscal year following the fiscal year of grant, and generally are exercisable for seven fiscal years thereafter (barring certain events that may cause an award to become exercisable earlier). SSARs granted July 25, 2019, become exercisable on May 1, 2022, and expire April 30, 2029.

(5)	The exercise price for the SSARs represents the closing price of our Class B common stock on the grant date.

(6)

Calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts appear in Note 10 to our audited financial statements for the fiscal year ended April 30, 2020, which are included in our Annual Report on Form 10-K for fiscal 2020.

(7)	Mr. Hinrichs is based in Amsterdam, Netherlands and paid in euros. The amount shown is the U.S.-dollar equivalent.

(8)

Mr. McCallum retired as an employee on December 31, 2019. His amounts in the table are for the period from May 1, 2019, to December 31, 2019. See “Treatment of Short- Term and Long-Term Incentive Awards Upon Termination of Employment” on page 50.

44	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

COMPENSATION TABLES | OUTSTANDING EQUITY AWARDS

OUTSTANDING EQUITY AWARDS

The following table lists the outstanding equity awards held by our NEOs as of April 30, 2020. The year-end values shown in the table are based on the April 30, 2020, closing prices for our Class A common stock, $56.72, and our Class B common stock, $62.20.

OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR END TABLE

		SSAR Awards(1)				Stock Awards(2)

Name	Grant Date	Number of Securities Underlying Unexercised SSARs Exercisable	Number of Securities Underlying Unexercised SSARs Unexercisable	SSAR Exercise Price	SSAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3)	Market Value of Shares or Units of Stock That Have Not Vested(3)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(6)

Lawson E. Whiting	7/28/2011	21,848		$18.22	4/30/2021

	7/26/2012	19,763		23.05	4/30/2022

	7/25/2013	21,884		28.43	4/30/2023

	7/24/2014	15,382		36.11	4/30/2024

	7/23/2015	20,045		40.15	4/30/2025

	7/28/2016	28,903		38.48	4/30/2026

	7/27/2017		34,134	39.76	4/30/2027

	7/26/2018		40,688	54.00	4/30/2028

	7/25/2019		110,063	54.64	4/30/2029

	7/27/2017					5,978	$345,626

	7/26/2018							12,455	$706,419

	7/25/2019							39,371	2,233,095

Jane C. Morreau	7/26/2012	28,267		$23.05	4/30/2022

	7/25/2013	23,601		28.43	4/30/2023

	7/24/2014	34,194		36.11	4/30/2024

	7/23/2015	34,077		40.15	4/30/2025

	7/28/2016	52,827		38.48	4/30/2026

	7/27/2017		40,510	39.76	4/30/2027

	7/26/2018		28,482	54.00	4/30/2028

	7/25/2019		31,416	54.64	4/30/2029

	7/27/2017					9,931	574,170

	7/26/2018							8,718	494,485

	7/25/2019							9,834	557,784

Matthew E. Hamel	7/28/2011	60,980		$18.22	4/30/2021

	7/26/2012	56,531		23.05	4/30/2022

	7/25/2013	42,910		28.43	4/30/2023

	7/24/2014	33,676		36.11	4/30/2024

	7/23/2015	38,419		40.15	4/30/2025

	7/28/2016	56,472		38.48	4/30/2026

	7/27/2017		47,637	39.76	4/30/2027

	7/26/2018		29,569	54.00	4/30/2028

	7/25/2019		30,264	54.64	4/30/2029

	7/27/2017					5,840	337,645

	7/26/2018							4,526	256,686

	7/25/2019							4,737	268,683

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	45

COMPENSATION TABLES | OUTSTANDING EQUITY AWARDS

OUTSTANDING EQUITY AWARDS AT 2020 FISCAL YEAR END TABLE (CONTINUED)

		SSAR Awards(1)				Stock Awards(2)

Name	Grant Date	Number of Securities Underlying Unexercised SSARs Exercisable	Number of Securities Underlying Unexercised SSARs Unexercisable	SSAR Exercise Price	SSAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested(3)	Market Value of Shares or Units of Stock That Have Not Vested(3)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(6)

John V. Hayes	7/28/2011	28,912		$18.22	4/30/2021

	7/26/2012	21,806		23.05	4/30/2022

	7/25/2013	9,020		28.43	4/30/2023

	7/24/2014	7,201		36.11	4/30/2024

	7/23/2015	9,190		40.15	4/30/2025

	7/28/2016	12,674		38.48	4/30/2026

	7/27/2017		10,692	39.76	4/30/2027

	7/26/2018		7,912	54.00	4/30/2028

	7/25/2019		9,434	54.64	4/30/2029

	7/27/2017					2,623	$151,654

	7/26/2018							2,423	$137,404

	7/25/2019							2,954	167,523

Thomas Hinrichs	7/28/2011	12,302		$18.22	4/30/2021

	7/26/2012	14,457		23.05	4/30/2022

	7/25/2013	11,134		28.43	4/30/2023

	7/28/2016	14,966		38.48	4/30/2026

	7/27/2017		12,647	39.76	4/30/2027

	7/26/2018		11,153	54.00	4/30/2028

	7/25/2019		23,319	54.64	4/30/2029

	7/27/2017					3,102	179,349

	7/26/2018							3,414	193,642

	7/25/2019							3,650	207,000

Mark I. McCallum(7)	7/25/2013	40,678		$28.43	4/30/2023

	7/24/2014	34,836		36.11	4/30/2024

	7/23/2015	28,399		40.15	4/30/2025

	7/28/2016	38,241		38.48	4/30/2026

	7/27/2017		32,258	39.76	4/30/2027

	7/26/2018		20,023	54.00	4/30/2028

	7/25/2019		13,663	54.64	4/30/2029

	7/27/2017					7,910	457,325

	7/26/2018							6,129	347,637

	7/25/2019							4,277	242,563

(1)

SSAR awards are exercisable for shares of Class B common stock. All SSARs vest and become fully exercisable on the first day of the third fiscal year following the fiscal year of grant, and generally are exercisable for seven fiscal years thereafter (barring certain events that may require an award to become exercisable earlier).

(2)

Represents Class A and Class B common performance-based restricted stock unit awards with a three-year performance period, followed by a one-year holding period. The performance-based restricted stock unit awards granted on July 27, 2017 vested on June 1, 2020. The performance-based restricted stock unit awards granted on July 26, 2018, and July 25, 2019, will vest on June 1, 2021, and June 1, 2022, respectively.

46	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

COMPENSATION TABLES | OPTION EXERCISES AND STOCK VESTED

(3)

Reflects the number of shares of restricted Class A and Class B common stock issued on June 1, 2020, upon satisfaction of the performance measures prescribed for the performance-based restricted stock unit awards granted on July 27, 2017. The number of shares issued was determined by multiplying the stock unit award by a three-year performance percentage (150%), and then adjusting the resulting number upwards to account for dividends paid during the second and third years of the performance period. The number of shares shown also reflects the 5-for-4 split on February 28, 2018, and the special dividend on April 23, 2018. The holding period for these shares will end on April 30, 2021.

(4)

The market values for the shares of restricted Class A and Class B common stock were determined by multiplying the number of shares of restricted Class A and Class B common stock by the respective prices of such shares on April 30, 2020. The closing price for our Class A common stock was $56.72 and the closing price for our Class B common stock was $62.20.

(5)

Amounts shown represent the estimated maximum possible payout of PBRSU based on a performance multiplier of 150% of target for the awards granted in fiscal years 2019 and 2020. PBRSU awards are initially determined as a cash value, which is converted to units, and then subject to a three-year performance period followed by a one-year holding period. The number of shares of PBRSU ultimately awarded will be determined by multiplying the initial number of units by a three-year performance adjustment factor, and adjusting the resulting number to account for dividends paid during the second and third years of the performance period.

(6)

Market value for the PBRSU awards was determined by multiplying the number of Class A shares by $56.72 (the closing price of our Class A common stock on April 30, 2020) and by multiplying the number of Class B shares by $62.20 (the closing price of our Class B common stock on April 30, 2020).

(7)

Mr. McCallum retired as an employee on December 31, 2019. His amounts in the table above are for the period from May 1, 2019, to December 31, 2019. See “Treatment of Short-Term and Long-Term Incentive Awards Upon Termination of Employment” on page 50.

OPTION EXERCISES AND STOCK VESTED

The following table shows all SSAR awards exercised by the NEOs during fiscal 2020 and the value realized upon exercise, as well as all stock awards in which our NEOs vested during fiscal 2020 and the value realized upon vesting.

FISCAL 2020 OPTION EXERCISES AND STOCK VESTED TABLE

	Option/SSAR Awards(1)		Stock Awards(2)

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(3)	Number of Class A Shares Acquired on Vesting(4)	Number of Class B Shares Acquired on Vesting(5)	Value Realized on Vesting(6)

Lawson E. Whiting	—	$—	4,852	1,212	$318,347

Jane C. Morreau(7)	16,405	1,806,825	8,865	2,215	581,677

Matthew E. Hamel(8)	28,156	3,073,533	4,739	1,184	310,945

John V. Hayes(9)	13,498	1,388,422	2,128	532	139,645

Thomas Hinrichs(10)	6,427	683,628	2,514	629	165,002

Mark I. McCallum(11)	44,577	5,436,021	6,417	1,603	421,033

(1)	All SSAR awards are settled in Class B common stock.

(2)	Stock awards are in the form of Class A and Class B common stock.

(3)	Equals the difference between the SSAR exercise price and the market price of the underlying shares at time of exercise, multiplied by the number of SSAR awards exercised.

(4)

The grant date for all awards of Class A common performance-based restricted stock shown in the table was July 28, 2016. The vesting date was June 3, 2019, and the closing price on April 30, 2019, was used to determine value realized upon vesting.

(5)	The Class B common stock was issued as a result of the 5-for-4 stock split on February 28, 2018.

(6)

Equals the sum of the closing price of each underlying security on the vesting date multiplied by the number of shares of the applicable class of common stock that vested. The closing price of our Class A common stock on April 30, 2019, was $52.30. The closing price of our Class B common stock on April 30, 2019, was $53.29.

(7)	Ms. Morreau exercised 36,588 SSAR awards on January 2, 2020.

(8)	Mr. Hamel exercised 16,031 SSAR awards on July 31, 2019, 16,031 SSAR awards on October 31, 2019, 16,032 SSAR awards on January 31, 2020, and 16,032 SSAR awards on April 30, 2020.

(9)	Mr. Hayes exercised 7,000 SSAR awards on January 9, 2020, and 20,788 SSAR awards on April 29, 2020.

(10)	Mr. Hinrichs exercised 26,445 SSAR awards on August 20, 2019.

(11)	Mr. McCallum exercised 122,263 SSAR awards on September 12, 2019.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	47

COMPENSATION TABLES | PENSION BENEFITS

PENSION BENEFITS

We maintain both tax-qualified and non-qualified supplemental excess retirement plans. The following table shows the present value of accumulated pension benefits payable to each of our NEOs under our tax-qualified plan (Brown-Forman Corporation Salaried Employees Retirement Plan) and under our non-qualified excess plan (Brown-Forman Supplemental Executive Retirement Plan), based on the pension earned as of our most recent FASB ASC Topic 715 measurement date, April 30, 2020. These plans are described below the table.

FISCAL 2020 PENSION BENEFITS TABLE
Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1)	Payments During Last Fiscal Year
Lawson E. Whiting	Qualified	22.83	$953,697	—

	Non-Qualified	22.83	3,411,210	—
Jane C. Morreau	Qualified	28.58	1,682,735	—

	Non-Qualified	28.58	6,074,272	—
Matthew E. Hamel	Qualified	12.5	708,033	—

	Non-Qualified	12.5	1,809,158	—
John V. Hayes	Qualified	33	1,725,349	—

	Non-Qualified	33	2,392,481	—
Thomas Hinrichs(2)(3)	Germany	23.67	948,488	—
Mark I. McCallum	Qualified	16.75	—	$1,072,019

	Non-Qualified	16.75	4,356,689	—

(1)

Actuarial present value of each NEO’s accumulated pension benefit as of our FASB ASC Topic 715 measurement date, April 30, 2020, using a 3.28% discount rate, expected retirement age of 65, and RP-2014 mortality table, adjusted to 2006, with MP-2017 for employees and healthy annuitants with a fully generational projection using scale MP-2017.

(2)

Mr. Hinrichs is a German citizen residing in Amsterdam, Netherlands. The German pension plan for Brown-Forman Corporation pays a guaranteed capital sum or monthly pension. Expected retirement is 65 years and guaranteed interest is 2.75%.

(3)	Mr. Hinrichs is based in Amsterdam, Netherlands and paid in euros. The amount shown is the U.S.-dollar equivalent.

Brown-Forman Corporation Salaried Employees Retirement Plan

Most U.S. salaried employees, and all of our NEOs, participate in the tax-qualified Brown-Forman Corporation Salaried Employees Retirement Plan. This is a funded, non-contributory, defined benefit pension plan that provides monthly retirement benefits based on the participant’s age at retirement, years of service, and “Final Average Compensation” (described below). Retirement benefits are not offset by Social Security benefits and are assumed for actuarial purposes to be payable at age 65. Participants vest in the plan after five years of service.

Brown-Forman Corporation Supplemental Executive Retirement Plan

U.S. federal tax law limits the amount of compensation that may be used annually to accrue benefits under our tax-qualified Salaried Employees Retirement Plan. For employees whose compensation exceeds these limits, including our NEOs, we maintain a non-qualified supplemental executive retirement plan (SERP). The SERP restores the benefits that are lost due to U.S. federal tax law limitations. The SERP also provides faster vesting for certain key employees who join us mid-career. All NEOs are vested in the SERP.

Pension Formula

The formula to calculate the combined total pension benefit under both plans includes the following factors:

•

Final Average Compensation (FAC) is the average compensation of the highest consecutive five calendar years in the last ten calendar years of employment. For this purpose, compensation is considered to be salary, holiday bonus, and short-term incentive compensation (not long-term cash or equity compensation).

•

Social Security Covered Compensation (CC) is the average of the Social Security Taxable Wage Base in effect for each calendar year during the 35 years ending with the calendar year in which a participant reaches Social Security Retirement age.

•

Credited Service (Service) is the number of years and whole months during which the participant is employed by Brown-Forman at a location or division that participates in the pension plan, up to a maximum of 30 years.

48	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

COMPENSATION TABLES | NON-QUALIFIED DEFERRED COMPENSATION

The table below shows the pension formula and gives a sample calculation.

MONTHLY PENSION FORMULA FOR A PARTICIPANT RETIRING AT THE REGULAR RETIREMENT AGE OF 65

Generalized Formula	Sample calculation: assume FAC of $400,000, CC of $80,000, and Service of 30 years		Amount

1.3% multiplied by FAC up to CC	0.013 × $80,000	=	$1,040

1.75% multiplied by FAC above CC	0.0175 × $320,000	=	5,600

			6,640

The sum of the above multiplied by years of service	× 30	=	199,200

Divide by 12 to get the monthly pension (before reduction for early retirement or optional forms of payment)	÷ 12	=	$16,600

Early retirement is available at age 55 under both plans. Mr. Hamel, Mr. Hayes, Mr. Hinrichs, and Ms. Morreau are the NEOs currently eligible for early retirement under these plans.

Those who retire before age 65 under the final average pay formula have their pension payments reduced by 3% for each year (1/4 of 1% for each month) that payments start prior to age 65. Retirees also can reduce their pension payment to purchase optional forms of payment that protect a spouse or ensure a minimum payment period.

Once the final pension is determined, the federal rules that govern the maximum pension that can be paid under the qualified plan are applied to determine the portion to be paid under the qualified plan, and the remaining amount becomes payable under the non-qualified pension plan.

NON-QUALIFIED DEFERRED COMPENSATION

Effective January 1, 2011, we adopted the Brown-Forman Corporation Non-Qualified Savings Plan. Additional information on this plan may be found under “Brown-Forman Corporation Non-Qualified Savings Plan” on page 39. The following table provides information on plan contributions and earnings for our NEOs for fiscal 2020.

FISCAL 2020 NON-QUALIFIED DEFERRED COMPENSATION TABLE

	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY	Aggregate Earnings in Last FY(2)	Aggregate Withdrawals/ Distributions(3)	Aggregate Balance at Last FYE(4)

Lawson E. Whiting	$—	$—	$—	$—	$—

Jane C. Morreau	192,913	—	—	—	1,933,991

Matthew E. Hamel	—	—	—	—	—

John V. Hayes	165,176	—	1,286	50,398	982,639

Thomas Hinrichs(5)	—	—	—	—	—

Mark I. McCallum	—	—	—	234,758	727,856

(1)

Contributions shown in this column are included in each NEO’s compensation reported in the Fiscal 2020 Summary Compensation Table, under “Salary” for the current fiscal year or under “Non-Equity Incentive Plan Compensation” in the previous fiscal year.

(2)

NEOs participating in the Savings Plan may notionally invest their plan balances in mutual funds within generally the same asset classes available to participants in our qualified 401(k) savings plan. The Savings Plan does not guarantee a return on deferred amounts. Earnings in this column represent deemed investment earnings or losses attributable to the change in market value of the notional investments. These amounts are not reported in the Fiscal 2020 Summary Compensation Table because the Savings Plan does not provide for above-market or preferential earnings.

(3)	Mr. Hayes and Mr. McCallum each made a withdrawal from the Savings Plan in fiscal 2020, as allowed under its terms and conditions.
(4)	Amounts reflect, with the exception of the values shown in the other columns, compensation previously earned and disclosed, as required, in our proxy statements from 2018 to 2020.
(5)	Mr. Hinrichs is not eligible for the Savings Plan as an employee outside of the United States.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	49

COMPENSATION TABLES | POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

We do not provide our NEOs with any separate contract, agreement, or arrangement that allows for payments or benefits upon termination or a change in control or that discriminates in favor of an NEO in scope or terms of operation. We offer certain benefits to executives whose employment terminates before incentive awards are paid, depending upon the circumstances surrounding their termination. These benefits, shown in the table below, are intended to continue to link an executive’s compensation to Brown-Forman’s performance after the executive’s employment has ended and to avoid penalizing executives in situations where the termination was outside of their control.

TREATMENT OF SHORT-TERM AND LONG-TERM INCENTIVE AWARDS UPON TERMINATION OF EMPLOYMENT

Termination Event	Short-Term Cash Incentives	Long-Term Cash Incentives and Performance-Based Restricted Stock Units	SSARs

Retirement(1)	Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year, adjusted for performance, and paid at the same time and in the same manner as to active employees.	Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year, adjusted for performance, and paid soon after the end of the performance period. Outstanding unpaid awards are not reduced, but are adjusted for performance and paid soon after the end of the performance period.	Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year. Other outstanding awards are not reduced. All awards become exercisable at the same time and in the same manner as for active employees. Retirees must exercise awards by the earlier of the original expiration date or the end of seven years following the date of retirement.
Involuntary Not for Cause
Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year. Other outstanding awards are not reduced. All awards become exercisable at the same time and in the same manner as for active employees. Awards must be exercised by the original expiration date, or, if earlier, by the later of twelve months following the date of termination or twelve months following the first exercise date.

Death/Permanent Disability	Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year and are paid upon termination at a target level of performance.	Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year and become payable shortly after termination at a target level of performance. Outstanding unpaid awards are not reduced and become payable shortly after termination at a target level of performance.	Awards granted in the fiscal year of termination are pro-rated based on the time worked during that year. Other outstanding awards are not reduced. All awards become exercisable on the date of death or permanent disability. Awards must be exercised by the earlier of the expiration date or the end of five years following the date of death or termination of employment due to disability.

Voluntary Termination or Involuntary for Poor Performance	Awards granted in the fiscal year of termination are forfeited.	All unearned or nonvested awards are forfeited.	All nonvested awards are forfeited. Exercisable awards may be exercised for up to 30 days, or, if earlier, until the original expiration date.

Involuntary for Cause			All outstanding awards are forfeited.

(1)	Retirement applies to those executives who leave Brown-Forman at or after age 55 with at least five years of service or at or after age 65 with any service.

CHANGE IN CONTROL AND TERMINATION UPON CHANGE IN CONTROL

In the event of a change in control, as defined in the Brown-Forman 2013 Omnibus Plan or the Brown-Forman 2004 Omnibus Plan, as applicable, short-term and long-term incentive compensation cycles continue unaffected, and outstanding options and SSARs become immediately vested but remain exercisable according to their original vesting schedule. In the event an executive’s employment is terminated by Brown-Forman (or its successor) without cause or by the executive within 60 days after a constructive discharge, in either case within one year following a change in control, all outstanding awards become immediately vested and exercisable, restriction periods lapse, and cash awards are paid out pro-rata based on target performance through the effective date of termination. In the event of a change in control that modifies the capital structure of Brown-Forman (or its successors), the realizable value on exercise of outstanding options and SSARs is subject to adjustment as described in the applicable Omnibus Plan.

The following table illustrates the value of compensation available to our NEOs as if their employment terminated on April 30, 2020, the last day of our 2020 fiscal year, under various scenarios. The compensation included is only amounts that would have been payable as a direct result of the specified triggering event. This table excludes the value of pension benefits that are disclosed in the Fiscal 2020 Pension Benefits Table on page 48 and the amounts payable under deferred compensation plans that are disclosed in the Fiscal 2020 Non-Qualified Deferred Compensation Table on page 49.

50	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

COMPENSATION TABLES | CHANGE IN CONTROL AND TERMINATION UPON CHANGE IN CONTROL

FISCAL 2020 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL TABLE(1)

Name	Death Benefit(2)	Holiday Bonus(3)	STC(4)	LTC(5)	PBRSUs(5)	SSARs(6)	Total
Lawson E. Whiting
Voluntary Termination	—	—	—	—	—	—	—
Involuntary Termination for Cause	—	—	—	—	—	—	—
Involuntary Termination Not for Cause	—	$18,765	$335,745	$2,799,667	$3,164,305	$1,931,787	$8,250,269
Retirement	—	18,765	335,745	2,799,667	3,164,305	1,931,787	8,250,269
Death	$2,000,000	18,765	1,291,325	2,880,834	2,184,467	1,931,787	10,307,178
Change-in-Control	—	—	—	—	—	1,931,787	1,931,787
Termination Upon Change-in-Control	—	18,765	1,291,325	2,880,834	2,184,467	1,931,787	8,307,178
Jane C. Morreau(7)
Voluntary Termination	—	10,738	128,700	1,174,200	1,425,704	1,380,223	4,119,565
Involuntary Termination for Cause	—	—	—	—	—	—	—
Involuntary Termination Not for Cause	—	10,738	128,700	1,174,200	1,425,704	1,380,223	4,119,565
Retirement	—	10,738	128,700	1,174,200	1,425,704	1,380,223	4,119,565
Death	2,000,000	10,738	495,000	1,246,200	1,074,948	1,380,223	6,207,109
Change-in-Control	—	—	—	—	—	1,380,223	1,380,223
Termination Upon Change-in-Control	—	10,738	495,000	1,246,200	1,074,948	1,380,223	4,207,109
Matthew E. Hamel(7)
Voluntary Termination	—	9,217	82,750	458,931	744,956	1,540,379	2,836,233
Involuntary Termination for Cause	—	—	—	—	—	—	—
Involuntary Termination Not for Cause	—	9,217	82,750	458,931	744,956	1,540,379	2,836,233
Retirement	—	9,217	82,750	458,931	744,956	1,540,379	2,836,233
Death	1,722,000	9,217	318,270	490,681	569,833	1,540,379	4,650,380
Change-in-Control	—	—	—	—	—	1,540,379	1,540,379
Termination Upon Change-in-Control	—	9,217	318,270	490,681	569,833	1,540,379	2,928,380
John V. Hayes(7)							—
Voluntary Termination	—	7,159	66,950	499,000	403,503	136,199	1,112,811
Involuntary Termination for Cause	—	—	—	—	—	—	—
Involuntary Termination Not for Cause	—	7,159	66,950	499,000	403,503	136,199	1,112,811
Retirement	—	7,159	66,950	499,000	403,503	136,199	1,112,811
Death	858,000	7,159	257,500	527,500	301,861	136,199	2,088,219
Change-in-Control	—	—	—	—	—	136,199	136,199
Termination Upon Change-in-Control	—	7,159	257,500	527,500	301,861	136,199	1,230,219
Thomas Hinrichs(7)							—
Voluntary Termination	—	7,934	105,968	507,451	517,260	551,583	1,690,196
Involuntary Termination for Cause	—	—	—	—	—	—	—
Involuntary Termination Not for Cause	—	7,934	105,968	507,451	517,260	551,583	1,690,196
Retirement	—	7,934	105,968	507,451	517,260	551,583	1,690,196
Death	—	7,934	407,570	547,732	383,713	551,583	1,898,532
Change-in-Control	—	—	—	—	—	551,583	551,583
Termination Upon Change-in-Control	—	7,934	407,570	547,732	383,713	551,583	1,898,532

(1)

Mr. McCallum’s employment with Brown-Forman ended on December 31, 2019, following his retirement. In connection with his retirement, Mr. McCallum received his 2020 short-term incentive compensation on a pro-rated basis as disclosed in the “Short-Term Cash” column of footnote 5 to the “Fiscal 2020 Summary Compensation Table” on page 42. His outstanding long-term cash incentives and performance-based restricted stock unit awards remain subject to actual company performance, and will continue to vest on a pro-rated basis and will be paid at the same time and in the same manner as they are for active employees. His outstanding SSARs will also continue to vest on a pro-rated basis at the same time and in the same manner as they do for active employees.

(2)

Death benefit includes amounts provided by Brown-Forman as an insurance benefit (generally available to all salaried employees) and additional amounts elected and paid for by each NEO as optional insurance coverage.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	51

COMPENSATION TABLES | CHANGE IN CONTROL AND TERMINATION UPON CHANGE IN CONTROL

(3)

Pro-rated holiday bonus is provided in the event of involuntary termination not for cause, retirement, death/permanent disability, and termination upon change in control. Holiday bonus is calculated based on a December 1 to November 30 payment cycle.

(4)

Prorated short-term cash incentives are provided in the event of involuntary termination not for cause, retirement, death/permanent disability, and termination upon change in control. In the event of retirement or involuntary termination not for cause, awards are based on actual company performance and are paid at the same time and in the same manner as to active employees. Short-term cash incentives shown for retirement or involuntary termination not-for-cause are performance-adjusted awards paid for fiscal 2020. In the event of death/permanent disability or termination upon a change in control, awards are paid as soon as practicable after termination at a target level of performance. Short-term cash incentives shown for death/permanent disability or termination upon a change in control are shown at target. Awards shown are not prorated because termination is assumed to have occurred on the last day of our fiscal year.

(5)

Continued vesting of a pro-rated portion of long-term cash incentives and performance-based restricted stock units is provided in the event of involuntary termination not for cause, retirement, death/permanent disability, or termination upon a change in control. In the event of retirement or involuntary termination not for cause, awards are based on actual company performance and generally are paid at the same time and in the same manner as to active employees. Values shown for long-term cash incentives in situations of retirement or involuntary termination not for cause are based on actual payouts for the performance period that ended in fiscal 2020 and target performance for performance periods ending in the future. Values shown for performance-based restricted stock units in instances of retirement or involuntary termination not for cause are based on the April 30, 2020, market value of restricted shares granted in fiscal 2018 and the estimated maximum possible payout of 150% of target for awards granted in fiscal years 2019 and 2020. In the event of death/permanent disability or termination upon a change in control, awards are paid as soon as practicable after termination at a target level of performance. Values shown for long-term cash incentives in situations of death/permanent disability or termination upon a change in control are based on target levels of performance. Values shown for performance-based restricted stock units in instances of death/permanent disability or termination upon a change in control are based on the April 30, 2020, market value of restricted shares granted in fiscal 2018 and the estimated possible payout of 100% of target for awards granted in fiscal years 2019 and 2020. Awards granted in the year of termination are adjusted pro-rata based on the time worked during the fiscal year. Other outstanding awards are not reduced. Awards shown are not pro-rated because termination is assumed to have occurred on the last day of our fiscal year.

(6)

Continued vesting of a pro-rated portion of SSARs is provided in the event of involuntary termination not for cause, retirement or death/permanent disability. In the event of retirement or involuntary termination not for cause, SSARs become vested at the same time and in the same manner as they do for active employees. In the event of retirement, SSARs must be exercised by the sooner of the original expiration date or the end of seven years following the date of retirement. Employees terminated not for cause must exercise their SSARs by the sooner of the original expiration date or 12 months following vesting or, if vested, 12 months following termination. In the event of death/permanent disability, SSARs vest immediately and must be exercised by the sooner of the original expiration date or five years following the date of death or termination due to disability. In the event of a termination following a change in control, SSARs vest immediately and remain exercisable until 30 days following the originally scheduled vesting date. Awards granted in the year of termination are adjusted pro-rata based on the time worked during the fiscal year. Awards shown are not pro-rated because termination is assumed to have occurred on the last day of our fiscal year. Amounts shown represent the value realized upon vesting or non-forfeitability of nonvested SSARs based upon the difference between the exercise price and the closing price of our Class B common stock on April 30, 2020.

(7)	As retirement-eligible NEOs, Ms. Morreau, Mr. Hamel, Mr. Hayes, and Mr. Hinrichs would each be treated as a retiree in the event of a voluntary termination.

52	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PROPOSAL 2:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

At this year’s Annual Meeting, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, we will ask stockholders to vote to approve, on an advisory basis, the compensation of our Named Executive Officers, as described in this Proxy Statement. At the 2017 Annual Meeting, stockholders approved a proposal to hold this vote every three years. Although this “say-on-pay” vote is required by federal law, the voting results are not binding on Brown-Forman, our Board, or the Compensation Committee. However, the Board values our stockholders’ opinions, and the Compensation Committee will consider the outcome of the advisory vote when making future executive compensation decisions.

As described in detail in the “Compensation Discussion and Analysis” section of this Proxy Statement, which begins on page 26, we believe in pay for performance, and aim to achieve this primarily through our short-term and long-term incentive programs. These programs utilize metrics to compare our performance to that of our peers — a process that we believe ensures objective performance standards, reinforces competitive and innovative thinking, and demonstrates the value provided to our stockholders.

We urge you to read the “Compensation Discussion and Analysis” section and to review all other executive compensation information in this Proxy Statement to learn about our compensation objectives and practices, our fiscal 2020 performance, and how our compensation payouts reflect that performance.

The Board recommends that stockholders vote “FOR” the following resolution:

“RESOLVED, that the stockholders approve, on a nonbinding advisory basis, the compensation of Brown-Forman’s Named Executive Officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative, tabular, and graphic disclosures.”

The Board unanimously recommends a vote “FOR” the approval of the nonbinding advisory resolution on executive compensation.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	53

STOCK

OWNERSHIP

BENEFICIAL OWNERS OF MORE THAN 5% OF BROWN-FORMAN’S VOTING STOCK

The table below identifies each beneficial owner of more than 5% of our Class A common stock, our only class of voting stock, as of April 30, 2020. Each of the beneficial owners listed in the table is an entity controlled by Brown family members.

The aggregate number of shares of Class A common stock beneficially owned by the persons in this table is 113,084,011 shares, or 66.9% of the 169,039,764 shares of Class A common stock outstanding as of the close of business on April 30, 2020. Taking into account ownership of shares of our non-voting Class B common stock, the Brown family controls more than 50% of the economic ownership in Brown-Forman.

	Amount and Nature of Beneficial Ownership Voting and Investment Power(1)

Name and Address	Sole	Shared	Total	Percent of Class

Wolf Pen Branch, LP Wolf Pen Branch GP, LLC(2) 4969 U.S. Highway 42, Suite 2000 Louisville, Kentucky 40222	94,875,707	—	94,875,707	56.1%

Avish Agincourt, LLC 829 West Main Street Louisville, Kentucky 40202	18,208,304	—	18,208,304	10.8%

(1)

Based upon information furnished to Brown-Forman by the named persons and information contained in filings with the SEC. Under SEC rules, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or as to which the person has the right to acquire beneficial ownership within 60 days (including shares underlying options or stock appreciation rights that are exercisable within 60 days).

(2)

Wolf Pen Branch, LP has sole voting power with respect to the shares reflected in the table and sole investment power with respect to 42,000,000 shares of Class A common stock. Wolf Pen Branch GP, LLC has voting and investment power with respect to the same shares by virtue of serving as general partner of Wolf Pen Branch, LP.

54	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

STOCK OWNERSHIP | STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth, as of April 30, 2020, the number and percentages of shares of our Class A and Class B common stock beneficially owned by each current director, each director nominee, each Named Executive Officer, and by all directors and executive officers as a group. Some shares shown below are beneficially owned by more than one person. As of the close of business on April 30, 2020, there were 169,039,764 shares of Class A common stock and 309,168,761 shares of Class B common stock outstanding.

STOCK BENEFICIALLY OWNED BY DIRECTORS AND EXECUTIVE OFFICERS AS OF APRIL 30, 2020

	Class A Common Stock(2)(3) Voting or Investment Power					Class B Common Stock(2)(3) Investment Power

Name(1)	Sole	Shared	Total		% of Class	Sole		Shared		Total		% of Class

Patrick Bousquet-Chavanne	—	—	—		*	66,665		—		66,665		*

Campbell P. Brown(4)	3,917,120	—	3,917,120		2.3%	2,564,037	(5)(6)	220,180		2,784,217		*

Geo. Garvin Brown IV(4)	3,466,933	18,012	3,484,945		2.1%	2,082,103	(7)	11,935		2,094,038		*

Stuart R. Brown	1,425,920	—	1,425,920		*	504,967		10,199		515,166		*

Bruce L. Byrnes	—	—	—		*	—		—		—		*

John D. Cook	—	—	—		*	31,045		—		31,045		*

Marshall B. Farrer(4)	—	—	—		*	32,890		—		32,890		*

Laura L. Frazier	424,346	—	424,346		*	664,118		—		664,118		*

Kathleen M. Gutmann	—	—	—		*	—		—		—		*

Matthew E. Hamel	28,352	—	28,352		*	462,417	(6)	—		462,417		*

John V. Hayes	8,852	—	8,852			163,244	(6)	—		163,244		*

Thomas Hinrichs	1,400	—	1,400		*	68,078		—		68,078		*

Augusta Brown Holland(4)	1,182,604	5,799	1,188,403		*	755,651		45,303	(8)	800,954		*

Mark I. McCallum(9)	55,122	—	55,122		*	201,516		—		201,516		*

Jane C. Morreau	33,651	—	33,651		*	230,407		—		230,407		*

Michael J. Roney	—	—	—		*	—		—		—		*

Tracy L. Skeans	—	—	—		*	—		—		—		*

Michael A. Todman	—	—	—		*	—		—		—		*

Lawson E. Whiting	8,389	—	8,389		*	164,055		—		164,055		*

All Directors and Executive Officers as a Group (24 persons, including those named above)(10)	10,565,435	23,811	10,589,246	(11)	6.3%	8,201,461		287,617		8,489,078	(12)	2.7%

*	Represents less than 1% of the class.
(1)	The address for each person named in the table is 850 Dixie Highway, Louisville, Kentucky 40210.
(2)

Based upon company information, information furnished to Brown-Forman by the named persons, and information contained in filings with the SEC. Under SEC rules, a person is deemed to beneficially own shares over which the person has or shares voting or investment power or as to which the person has the right to acquire beneficial ownership within 60 days (including shares underlying options or stock appreciation rights that are exercisable within 60 days).

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	55

STOCK OWNERSHIP | STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

(3)

Includes the following Class B SSARs that are currently exercisable or that will become exercisable on or before June 29, 2020 (60 days after April 30, 2020). Class A and Class B DSUs, which vest over the course of the Board Year and are paid out following a six-month waiting period (as defined under “Director Compensation” beginning on page 23), are not included in the main table. Performance-based restricted stock units were issued as shares of Class A and Class B common stock on June 1, 2020 as reflected below, and also are not included in the main table.

	Class A		Class B

Name	PBRSU Shares	Deferred Stock Units	PBRSU Shares	SSARs	Deferred Stock Units

Patrick Bousquet-Chavanne	—	23,730	—	—	18,654

Campbell P. Brown	—	—	—	19,284	—

Geo. Garvin Brown IV	—	31,317	—	—	4,873

Stuart R. Brown	—	3,023	—	—	—

Bruce L. Byrnes	—	17,355	—	—	12,181

John D. Cook	—	22,974	—	—	19,006

Marshall B. Farrer	—	—	1,230	17,954	—

Kathleen M. Gutmann	—	7,480	—	—	689

Matthew E. Hamel	4,672	—	1,168	336,625	—

John V. Hayes	2,098	—	525	99,495	—

Thomas Hinrichs	2,481	—	621	65,506	—

Augusta Brown Holland	—	10,664	—	—	1,484

Mark I. McCallum	6,328	—	1,582	174,412	—

Jane C. Morreau	7,945	—	1,986	213,476	—

Michael J. Roney	—	22,378	—	—	4,078

Tracy L. Skeans	—	8,661	—	—	—

Michael A. Todman	—	15,780	—	—	2,761

Lawson E. Whiting	4,782	—	1,196	161,959	—

(4)

Campbell P. Brown, Geo. Garvin Brown IV, Marshall B. Farrer, and Augusta Brown Holland do not hold voting power over any shares of Class A common stock. Each holds sole or shared investment power over the shares of Class A common stock presented in the table.

(5)	Includes 150,000 shares of Class B common stock pledged as security.
(6)

Includes Class B common stock held in the 401(k) plan as of the close of business on April 30, 2020, as follows: Campbell P. Brown, 22,450 shares; Matthew E. Hamel, 17,313 shares; John V. Hayes, 7,733 shares.

(7)	Includes 991,114 shares of Class B common stock pledged as security.
(8)	Includes 7,201 shares of Class B common stock pledged as security.
(9)	Mark I. McCallum retired from Brown-Forman on December 31, 2019.
(10)

“All Directors and Executive Officers as a Group” includes 24 individuals, including those directors and officers named in the table. In calculating the aggregate number of shares and percentages owned by all directors and executive officers as a group, each share is counted only once.

(11)	Directors and executive officers as a group hold 163,362 Class A DSUs, which are not included in the main table.
(12)

Includes 1,278,527 Class B SSARs held by all directors and executive officers as a group that are exercisable on or before June 29, 2020 (60 days after April 30, 2020). Directors and executive officers as a group hold 63,726 Class B DSUs, which are not included in the main table.

56	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PAY RATIO

DISCLOSURE

CEO PAY RATIO

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires us to disclose the ratio between the annual total compensation of our CEO and the annual total compensation of our “median employee.”

In fiscal 2020, the annual total compensation for our CEO, Mr. Whiting, was $6,196,407, as disclosed in the Fiscal 2020 Summary Compensation Table on page 42. In order to determine the annual total compensation of our median employee, Brown-Forman utilized the following approach:

•	Identified our global employee population as of February 1, 2020.
•

Compared payroll data of our global employee population using a consistently applied compensation measure of base salary (including overtime) and holiday bonus paid to our employees during the most recent tax year of January 1, 2019, to December 31, 2019.

•	Used the consistently applied compensation measure to identify the median employee.
•	Calculated the annual total compensation of our median employee in the same manner used to determine our CEO’s total compensation as disclosed in the Fiscal 2020 Summary Compensation Table.

In identifying our median employee, we did not utilize material estimates, statistical sampling, or assumptions. Following the above methodology, our median employee for fiscal 2020 received annual total compensation of $58,120. Consequently, the ratio of the annual total compensation for our CEO to the annual compensation for our median employee in fiscal 2020 was 107-to-1.

Brown-Forman believes it is important to follow SEC rules to ensure full compliance. However, given the impact of company performance on CEO pay, combined with employee demographics, varying competitive pay practices, and SEC rules that provide wide flexibility on how a company may calculate its pay ratio, we believe it is important to note that our reported ratio may not have been calculated in the same manner as the ratios disclosed by other companies. As a result, these ratios may not be a useful basis for comparison. Additional details on our compensation philosophy, objectives, and the decisions of our Compensation Committee may be found in our “Compensation Discussion and Analysis” beginning on page 26.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	57

AUDIT

MATTERS

This section contains a report of the Audit Committee of the Board of Directors. It also explains the role of the Audit Committee and sets forth the fees paid to our independent registered public accounting firm.

REPORT OF AUDIT COMMITTEE

The Audit Committee is responsible for overseeing the integrity of the Company’s financial statements on behalf of the Board. Management is responsible for establishing and maintaining the Company’s internal controls, for preparing the financial statements, and for the public financial reporting process. The Company’s internal audit function is responsible for preparing and executing an annual internal audit plan under the supervision of the Director of Internal Audit, who is accountable to the Audit Committee. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing a report on its audit. The independent registered public accounting firm also reports on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee reviews the work of management in respect of these matters and has direct responsibility for retaining, compensating, and overseeing the independent registered public accounting firm on behalf of the Board.

On behalf of the Board, the Audit Committee retained PricewaterhouseCoopers LLP (PwC) as the independent registered public accounting firm to audit the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting for fiscal 2020. The Audit Committee reviewed and discussed with management and PwC the audited financial statements as of and for the fiscal year ended April 30, 2020. In addition, the Audit Committee reviewed and discussed, with management, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and, with PwC, PwC’s evaluation of the Company’s system of internal controls. These discussions included meetings with PwC without representatives of management present, and executive sessions with the Director of Internal Audit.

The Audit Committee discussed with PwC matters required to be discussed by the applicable PCAOB rules. PwC provided the Audit Committee with the written disclosures and the letter required by the PCAOB for independent auditor communications with audit committees concerning independence, and the Audit Committee discussed with PwC the firm’s independence and ability to conduct the audit. The Audit Committee has determined that PwC’s provision of audit and non-audit services to the Company is compatible with maintaining auditor independence.

Based on the foregoing, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2020.

AUDIT COMMITTEE

Michael A. Todman, Chair

Patrick Bousquet-Chavanne

Bruce L. Byrnes

Kathleen M. Gutmann

Tracy L. Skeans

58	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AUDIT MATTERS | AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table presents the fees Brown-Forman incurred for the professional services provided by PwC for fiscal years 2019 and 2020. All such fees were pre-approved by the Audit Committee in accordance with the policy described below.

	Fiscal Years

	2019	2020

Audit Fees	$2,468,000	$2,421,000

Audit-Related Fees	60,000	—

Tax Fees	564,000	403,000

All Other Fees	24,000	4,000

Total	$3,116,000	$2,828,000

Audit Fees

This category consists of the audit of Brown-Forman’s annual financial statements included in the Annual Report on Form 10-K, attestation services relating to the report on internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, review of interim financial statements included in quarterly reports on Form 10-Q, services normally provided in connection with statutory and regulatory filings or engagements, and statutory audits required by foreign jurisdictions.

Audit-Related Fees

This category consists of fees related to the audits of employee benefit plans as well as fees for assurance and related services that are reasonably related to the audit or review of Brown-Forman’s financial statements but are not included in the Audit Fees category, such as assistance with interpretation of accounting standards.

Tax Fees

This category consists principally of fees related to tax compliance, planning, and transfer pricing services.

All Other Fees

This category consists of fees for all other non-audit services not included in the above categories, including accounting research subscriptions.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

It is the policy of the Audit Committee to pre-approve all audit services and permitted non-audit services (including an estimate of the fees or a range of fees) to be performed for Brown-Forman by its independent registered public accounting firm, subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended. The Audit Committee pre-approved the fiscal 2020 audit and non-audit services provided by PwC. The non-audit services approved by the Audit Committee also were reviewed to ensure compatibility with maintaining PwC’s independence. The Audit Committee has delegated to its Chair the authority to pre-approve proposed non-audit services and fees that arise between meetings, with the understanding that any such decision will be reviewed at the next scheduled Audit Committee meeting. During the approval process, the Audit Committee considers the potential impact of the type of service on the independence of the registered public accounting firm. Services and fees must be deemed compatible with the maintenance of the registered public accounting firm’s independence, including compliance with SEC rules and regulations. The Audit Committee may not delegate to management the Audit Committee’s responsibility to pre-approve permitted services of our independent registered public accounting firm. Throughout the year, the Audit Committee reviews any revisions to the estimates of fees initially approved.

The Audit Committee has adopted other policies in an effort to help ensure the independence of our independent registered public accounting firm. The Audit Committee must pre-approve the rendering of personal financial and tax advice to any of Brown-Forman’s designated executive officers by its independent registered public accounting firm. In addition, the Audit Committee has a policy that limits Brown-Forman’s ability to hire certain current and former employees of our independent registered public accounting firm.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	59

AUDIT MATTERS | APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee, with the assistance of management, issued a Request for Proposal (RFP) regarding the company’s engagement of an independent registered public accounting firm to audit the company’s consolidated financial statements for its fiscal year ending April 30, 2021. Thereafter, the Audit Committee conducted a comprehensive, competitive RFP process. The Audit Committee invited several firms to participate in this RFP process, including PwC. In connection with the RFP process, the Audit Committee considered a variety of factors, including: the strength and cultural fit of the independent auditor’s engagement team and their understanding of our business; approach to a value-added audit; innovation and technology capabilities; competitive fixed-fee pricing; and transition approach. As a result of the RFP process, the Audit Committee has appointed Ernst & Young LLP (EY) to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2021. It is anticipated that a representative of EY and PwC will attend the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

Change of Independent Registered Public Accounting Firm

As a result of the RFP process described above, on February 19, 2020, the Audit Committee approved the appointment of EY as our independent registered public accounting firm for the fiscal year ending April 30, 2021, and notified PwC of EY’s appointment. EY’s engagement as our independent registered public accounting firm began, and PwC’s engagement ended, on June 19, 2020 (the Engagement Date), the date that PwC issued its audit reports on our financial statements for the fiscal year ended April 30, 2020, and our internal control over financial reporting as of April 30, 2020.

The audit reports of PwC on our consolidated financial statements for each of the two most recent fiscal years ended April 30, 2019, and April 30, 2020, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During our two most recent fiscal years ended April 30, 2019, and April 30, 2020, and prior to the Engagement Date: (i) there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between Brown-Forman and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on Brown-Forman’s consolidated financial statements for such fiscal years, and (ii) there were no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, we provided PwC with copies of the Current Report on Form 8-K filed with the SEC on February 25, 2020 (the Initial Form 8-K) and the Current Report on Form 8-K/A filed with the SEC on June 24, 2020 (the Amended Form 8-K) reporting the change in our independent registered public accounting firm for the fiscal year ended April 30, 2021, containing substantially the same disclosures as above. We requested that PwC provide us with letters addressed to the SEC stating whether it agrees with the statements made by Brown-Forman contained in the Initial Form 8-K and the Amended Form 8-K, and, if not, stating the respects in which it does not agree. Copies of PwC’s letters dated February 25, 2020, and June 24, 2020, are both filed as Exhibit 16.1 to the Initial Form 8-K and Amended Form 8-K, respectively.

During our two most recent fiscal years ended April 30, 2019, and April 30, 2020, and prior to the Engagement Date, neither we nor anyone on our behalf consulted with EY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided by EY to us that EY concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction thereto), or (iii) any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

60	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OTHER

INFORMATION

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions

Rules and policies. SEC regulations require disclosure of certain transactions between Brown-Forman and a “related person.” For purposes of these regulations, a “related person” generally includes any individual who was a director or executive officer at any time during the last fiscal year, a director nominee, a beneficial owner of more than 5% of our voting securities, and any immediate family member of any such person. To ascertain information regarding related person transactions, Brown-Forman has asked each director, director nominee, executive officer, and more than 5% beneficial owner to disclose any company transaction with a related person since May 1, 2019, or any such proposed transaction. In accordance with our Related Person Transactions Policy, the Audit Committee is responsible for reviewing, and if appropriate, approving or ratifying related person transactions. The Audit Committee reviewed and approved the transactions described below for fiscal 2020.

Employment of related persons. As a family-controlled company, we employ individuals who are considered “related persons” under SEC regulations. As of April 30, 2020, we employed two individuals—Campbell P. Brown and Marshall B. Farrer—who are directors of the company, Brown family members, and executive officers of the Company. Each of these employees is compensated in a manner consistent with our employment and compensation policies applicable to all employees. The aggregate amount of compensation paid to each of these employees during fiscal 2020 was: Campbell P. Brown $649,175 and Marshall B. Farrer $519,853.

Other transactions. None.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or has been an officer or employee of Brown-Forman, and no executive officer of Brown-Forman has served on the compensation committee or board of any company that employed any member of our Compensation Committee or Board of Directors either during fiscal year 2020 or as of the date of this Proxy Statement.

Other Proposed Action at the Meeting

As of June 30, 2020, we know of no additional business that will come before the meeting. If any other matters are properly presented for voting at the Annual Meeting, the proxies will be voted on those matters as the Board may recommend, or, in the absence of a recommendation, in accordance with the judgment of the proxy holders.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

To be considered for inclusion in the Proxy Statement for the 2021 Annual Meeting of Stockholders, stockholder proposals must be sent to 850 Dixie Highway, Louisville, Kentucky 40210, no later than March 2, 2021. Proposals should be sent to the attention of our Secretary, and must comply with SEC requirements related to the inclusion of stockholder proposals in company-sponsored proxy materials. Any notice of a proposal submitted outside the process of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, that a stockholder intends to bring at our 2021 Annual Meeting of Stockholders should be sent to the attention of our Secretary, at the address above between April 1, 2021, and May 1, 2021.

By Order of the Board of Directors

MATTHEW E. HAMEL

Secretary

Louisville, Kentucky

June 30, 2020

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	61

APPENDIX A

NON-GAAP FINANCIAL MEASURES

We use some financial measures in this Proxy Statement that are not measures of financial performance under U.S. generally accepted accounting principles (GAAP). These non-GAAP measures, defined below, should be viewed as supplements to (not substitutes for) our results of operations and other measures reported under GAAP. Other companies may not define or calculate these non-GAAP measures in the same way.

“Underlying change” in measures of statements of operations. We present changes in certain measures, or line items, of the statements of operations that are adjusted to an “underlying” basis. We use “underlying change” for underlying operating income. To calculate underlying operating income, we adjust, as applicable, for (a) acquisitions and divestitures, (b) foreign exchange, (c) estimated net changes in distributor inventories, (d) the establishment of our charitable foundation, and (e) a non-cash write-down of the Chambord brand name. We explain these adjustments below.

•

“Acquisitions and divestitures.” This adjustment removes (a) any non-recurring effects related to our acquisitions and divestitures (e.g., transaction gains or losses, transaction costs, and integration costs), and (b) the effects of operating activity related to acquired and divested brands for periods not comparable year over year (non-comparable periods). By excluding non-comparable periods, we therefore include the effects of acquired and divested brands only to the extent that results are comparable year over year.

In fiscal 2016, we sold our Southern Comfort and Tuaca brands and related assets to Sazerac Company, Inc. and entered into a related transition services agreement (TSA). During fiscal 2017, we completed our obligations under the TSA. This adjustment removes the net sales, cost of sales, and operating expenses recognized in fiscal 2017 pursuant to the TSA related to contract bottling services and distribution services in certain markets.

On June 1, 2016, we acquired The BenRiach Distillery Company Limited (BenRiach). This adjustment removes (a) transaction and integration costs related to the acquisition and (b) operating activity for the acquired business for the non-comparable period. With respect to comparisons of fiscal 2017 to fiscal 2016, the non-comparable period comprised all months; with respect to comparisons of fiscal 2018 to fiscal 2017, the non-comparable period is the month of May.

On July 3, 2019, we acquired 100% of the voting interests in The 86 Company, which owns Fords Gin, for $22 million in cash. This adjustment removes (a) transaction and integration costs related to the acquisition and (b) operating activity for the acquired business for the non-comparable period, which is fiscal 2020 activity for The 86 Company.

•

“Foreign exchange.” We calculate the percentage change in certain line items of the statements of operations in accordance with GAAP and adjust to exclude the cost or benefit of currency fluctuations. Adjusting for foreign exchange allows us to understand our business on a constant-dollar basis, as fluctuations in exchange rates can distort the underlying trend both positively and negatively. (In this Proxy Statement, “dollar” always means the U.S. dollar unless stated otherwise.) To eliminate the effect of foreign exchange fluctuations when comparing across periods, we translate current-year results at prior-year rates and remove transactional and hedging foreign exchange gains and losses from current- and prior-year periods.

•

“Estimated net changes in distributor inventories.” This adjustment refers to the estimated net effect of changes in distributor inventories on changes in certain line items of the statements of operations. For each period compared, we use volume information from our distributors to estimate the effect of distributor inventory changes in certain line items of the statements of operations. We believe that this adjustment reduces the effect of varying levels of distributor inventories on changes in certain line items of the statements of operations and allows us to understand better our underlying results and trends.

•

“Foundation.” In fiscal 2018, we established the Brown-Forman Foundation (the “Foundation”) with an initial $70 million contribution to support the company’s charitable giving program in the communities where our employees live and work. This adjustment removes the initial $70 million contribution to the Foundation from our underlying SG&A expenses and underlying operating income to present our underlying results on a comparable basis.

•	“Chambord impairment.” During fiscal 2020, we recognized a non-cash impairment charge of $13 million for our Chambord brand name.

62	BROWN-FORMAN 2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

APPENDIX A | OTHER METRICS

We use the non-GAAP measures “underlying change” to: (a) to understand our performance from period to period on a consistent basis; (b) compare our performance to that of our competitors; (c) calculate components of management incentive compensation; (d) plan and forecast; and (e) communicate our financial performance to the board of directors, stockholders, and investment analysts. We provide reconciliations of the “underlying change” in operating income (non-GAAP) to the change in reported operating income (GAAP) in the following table.

RECONCILIATION OF NON-GAAP UNDERLYING CHANGES

In fiscal 2019, we retrospectively adjusted our prior year statements of operations in our Form 10-K to reflect the impact from the adoption of the Accounting Standards Update 2017-07 (related to pension), and other reclassified expenses related to certain marketing research and promotional agency costs. The impact of these changes, which had no effect on net income, was not material. These retrospective adjustments did impact our reported and underlying operating income growth rates for fiscal year 2018. However, the long-term incentive compensation related to those fiscal years was not retrospectively adjusted. Below, we reconcile our reported operating income (GAAP) to our underlying operating income (non-GAAP) as presented in the year filed. We note the change in our reported and underlying growth rates related to these retrospective adjustments for fiscal year 2018 below the chart.

RECONCILIATION OF UNDERLYING OPERATING INCOME YEAR OVER YEAR CHANGE

	Percentage change versus prior fiscal year

	2016	2017	2018(1)	2019	2020
Change in reported operating income (GAAP)	49%	-35%	5%	9%	-5%
Acquisitions and divestitures	-46%	35%	—%	—%	—%
Foundation	—%	—%	7%	-7%	—%
Foreign exchange	4%	4%	-2%	3%	—%
Estimated net change in distributor inventories	1%	3%	-2%	—%	-3%
Chambord Impairment	—%	—%	—%	—%	1%
Change in underlying operating income (non-GAAP)	8%	7%	8%	5%	-6%

(1)	Our retrospectively adjusted fiscal 2018 reported operating income grew 4% and underlying operating income grew 6%. There was no change to the reconciling items noted above.

OTHER METRICS

“Return on average invested capital.” This measure refers to the sum of net income and after-tax interest expense, divided by average invested capital. Average invested capital equals assets less liabilities, excluding interest-bearing debt, and is calculated using the average of the most recent 13 month-end balances. After-tax interest expense equals interest expense multiplied by one minus our effective tax rate. We use this non-GAAP measure because we consider return on average invested capital to be a meaningful indicator of how effectively and efficiently we invest capital in our business.

2020 PROXY STATEMENT AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS BROWN-FORMAN	63

WOODFORD RESERVE
GENTLEMAN JACK
OUR STORY
SONOMA-CUTRER
HERRADURA
JACK DANIEL'S
FINLANDIA VODKA
KORBEL
CHAMBORD
BROWN-FORMAN
Annual Report 1947
OLD FORESTER
BROWN-FORMAN DISTILLERY COMPANY
ANNUAL REPORT
BROWN-FORMAN DISTILLERS CORPORATION
Annual Report
AMERICAN SPIRIT GLOBAL OPPORTUNITY
OLD No 7 BRAND
REPORT of Brown-Forman Distillery Company
1973 ANNUAL REPORT
BROWN-FORMAN DISTILLERS CORPORATION
1957 Annual Report
OLD FORESTER
WOODFORD RESERVE DISTILLERY
OLD FORESTER
BROWN-FORMAN DISTILLERS CORPORATION
Annual Report
ENDURING SPIRITS
REPORT of Brown-Forman Distillery Company
REPORT TO STOCKHOLDERS
THE NEXT GENERATION
BROWN-FORMAN

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time, on Wednesday, July 29, 2020. Have your proxy card in hand when you access the web site and enter the control number found on the right-hand side of this card to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/BFA2020

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time, on Wednesday, July 29, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D17830-P41414                          KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — –

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BROWN-FORMAN CORPORATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE AND “FOR” PROPOSAL 2. 1. ELECTION OF DIRECTORS

Nominees:	For	Against	Abstain			For	Against	Abstain

1a. Patrick Bousquet-Chavanne	☐	☐	☐		1h. Kathleen M. Gutmann	☐	☐	☐

1b. Campbell P. Brown 1c. Geo. Garvin Brown IV	☐ ☐	☐ ☐	☐ ☐		1i. Augusta Brown Holland 1j. Michael J. Roney	☐ ☐	☐ ☐	☐ ☐

1d. Stuart R. Brown 1e. John D. Cook	☐ ☐	☐ ☐	☐ ☐		1k. Tracy L. Skeans 1l. Michael A. Todman	☐ ☐	☐ ☐	☐ ☐

1f. Marshall B. Farrer	☐	☐	☐		1m. Lawson E. Whiting	☐	☐	☐

1g. Laura L. Frazier	☐	☐	☐	2.	TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted “FOR” each of the nominees for director and “FOR” proposal 2. If any other business properly comes before the Annual Meeting, the persons named in this proxy will vote in their discretion.

Please sign your name(s) exactly as it/they appear(s) hereon. When signing as attorney, executor, administrator, trustee, or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by a duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting, Proxy Statement, and Annual Report to Stockholders are available at www.proxyvote.com.

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

D17831-P41414

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JULY 30, 2020.

The undersigned hereby appoint(s) Geo. Garvin Brown IV, Lawson E. Whiting, and Matthew E. Hamel, and each of them, as proxies, with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Class A common stock of Brown-Forman Corporation that the undersigned is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 A.M. Eastern Daylight Time on Thursday, July 30, 2020, via the Internet at www.virtualshareholdermeeting.com/BFA2020, and any adjournment or postponement thereof.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND “FOR” PROPOSAL 2. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AT THE DIRECTION OF THE NAMED PROXY HOLDERS UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address changes/comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE